                                                                    Exhibit 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                          41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                       55479
(Address of principal executive offices)                     (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                          -----------------------------

                           JACOBS ENTERTAINMENT, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     34-1959351
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

240 Main Street
Black Hawk, Colorado                                         80422
Address of principal executive offices)                      (Zip code)

                          -----------------------------
                      11 7/8% Senior Secured Notes due 2009
                       (Title of the indenture securities)
================================================================================

Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility. Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.     a.    A copy of the Articles of Association of the
                              trustee now in effect.***

         Exhibit 2.     a.    A copy of the certificate of authority of the
                              trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                              Northwestern National Bank of Minneapolis.*

                        b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                        c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                        d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                        e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                        f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."****

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.     Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.     Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7.     Consolidated Reports of Condition and Income attached

         Exhibit 8.     Not applicable.

         Exhibit 9.     Not applicable.







         * Incorporated by reference to exhibit number 25.1(b) filed with registration statement number 333-74872.

         *** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

         **** Incorporated by reference to exhibit number 2f to the trustee's Form T-1 filed as exhibit 25.1 to the Current Report Form 8-K dated September 8, 2000 of NRG Energy Inc. file number 001-15891.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 4th day of October, 2002.



                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                            By: /s/ Robert L. Reynolds

                                            --------------------------------
                                            Robert L. Reynolds
                                            Vice President

                                   EXHIBIT 6




October 4, 2002


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.






                                           Very truly yours,

                                           WELLS FARGO BANK MINNESOTA,
                                           NATIONAL ASSOCIATION

                                           By: /s/ Robert L. Reynolds

                                           -------------------------------------
                                           Robert L. Reynolds
                                           Vice President

                                   Exhibit 7

                                Board of Governors of Vie Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires March 31, 2006

Federal Financial Institutions Examination Council
--------------------------------------------------------------------------------
                                Please refer to page i,           [1]
                                Table Of Contents, for
                                the required disclosure
                                of estimated burden.
--------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices-FFIEC 031

Report at the close of business June 30, 2002

This report is required by law: 12 U.S.C. ss.324 (State member banks); 12 U.S.C. ss.1817 (State nonmember banks); and 12 U.S.C. ss.161 (National banks).


                                    20020630
                                  ------------
                                   (RCRI 9999)

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge and Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Karen B. Martin, Vice President
---------------------------------------------------
Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the beat of my knowledge and belief.

/s/ Karen B. Martin
--------------------------------------------------
Signature of Officer Authorized to Sign Report

7/18/02
--------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


/s/ Jon Campbell
--------------------------------------------------
Director (Trustee)

/s/ Marilyn Dahl
--------------------------------------------------
Director (Trustee)

/s/ Gerald Stenson
--------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

Submission of Reports

Each bank must prepare Its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
     (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

(if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.
--------------------------------------------------------------------------------

FDIC Certificate Number:              05208
                                    -----------
                                    (RCRI 9050)

http://www.wellsfargo.com
------------------------------------------------
Primary Internet Web Address of Bank
(Home Page), if any (TEXT4087)
(Example: www.examplebank.com)


Wells Fargo Bank Minnesota, N.A.
--------------------------------------------------
Legal Title of Bank (TEXT 9010)

Minneapolis
--------------------------------------------------
City (TEXT 9130)

MN                           55479
--------------------------------------------------
State Abbrev. (TEXT 9200)    Zip Code (TEXT 9220)


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 031
Consolidated Reports of Condition and Income for                          Page i
A Bank With Domestic and Foreign Offices                                     [2]
--------------------------------------------------------------------------------
Table of Contents

Signature Page                         Cover

Report of Income
Schedule RI - Income Statement__________________________ RI-1, 2, 3
Schedule RI-A - Changes in Equity Capital_______________ RI-4 Schedule RI-B - Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses______ RI-4, 5 Schedule RI-D -Income from International Operations_____ RI-6 Schedule RI-E - Explanations____________________________ RI-7, 8


Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 36.8 hours per respondent and is estimated to vary from 15 to 550 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429


Report of Condition
Schedule RC - Balance Sheet_________________________ RC-1, 2
Schedule RC-A - Cash and Balances Due From
 Depository Institutions____________________________ RC-3
Schedule RC-B - Securities__________________________ RC-3, 4, 5
Schedule RC-C - Loans and Lease Financing Receivable:
 Part I. Loans and Leases___________________________ RC-6, 7
 Part II. Loans to Small Businesses and Small Farms
 (to be completed for the June report only; not included in the forms for the September and December report_____________________________________________ RC-7a, 7b
Schedule RC-D - Trading Assets and Liabilities
 (to be completed only by selected bank)____________ RC-8
Schedule RC-E - Deposit Liabilities_________________ RC-9, 10 Schedule RC-F - Other Assets________________________ RC-11
Schedule RC-G - Other Liabilities___________________ RC-11
Schedule RC-H -Selected Balance Sheet Items for
 Domestic Offices___________________________________ RC-12
Schedule RC-1 - Assets and Liabilities of___________ RC-12
Schedule RC-K - Quarterly Averages__________________ RC-13
Schedule RC-L - Derivatives and
 Off-Balance Sheet Items____________________________ RC-14,15
Schedule RC-M - Memoranda___________________________ RC-16
Schedule RC-N - Past Due and Nonaccrual Loans,
 Leases, and Other Assets___________________________ RC-17, 18
Schedule RC-O - Other Data for Deposit Insurance
 and FICO Assessments_______________________________ RC-19, 20
Schedule RC-R - Regulatory Capital__________________ RC-21,22, 23,24

Schedule RC-S - Servicing, Securitization, and Asset Sales Activities_________________________ RC-25,26,27

Schedule RC-T - Fiduciary and Related Services______ RC-28, 29, 30 Optional Narrative Statement Concerning the Amounts
 Reported in the Reports of Condition and Income____ RC-31

Special Report (to be completed by all banks)


For information or assistance, National and State nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
---------------------------------------                                RI-1
Legal Title of Bank
Minneapolis                                                                [3]
---------------------------------------
City
MN                               55479
---------------------------------------
State                          Zip Code

FDIC Certificate Number- 05208

Consolidated Report of Income
for the period January 1, 2002 - June 30, 2002

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                              Dollar Amounts in Thousands  RIAD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------
1. Interest Income:
  a. Interest and fee income on loans:
     (1) In domestic offices:
        (a) Loans secured by real estate                                                     4011   735,070 1.a.1.a
        (b) Loans to finance agricultural production and other loans to farmers              4024     6,627 1.a.1.b
        (c) Commercial and industrial loans                                                  4012   177,376 1.a.1.c
        (d) Loans to individuals for household, family, and other personal expendiatures:
            (1) Credit cards                                                                 B485    47,838 1.a.1.d.1
            (2) Other (includes single payment, installment, all student loans, and
                revolving credit plans other than credit cards)                              B486    39,778 1.a.1.d.2
        (e) Loans to foreign governments and official institutions                           4056         0 1.a.1.e
        (f) All other loans in domestic offices                                              B487   100,015 1.a.1.f
     (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs                       4059        38 1.a.2
     (3) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(2))    4010 1,106,742 1.a.3
  b. Income from lease financing receivables                                                 4085    80,605 1.b
  c. Interest income on balances due from depository institutions: (1)                       4115       389 1.c
  d. Interest and dividend income on securities:
     (1) U.S. Treasury securities and U.S. Government agency obligations (excluding
         mortgage-backed securities)                                                         B488     9,379 1.d.1
     (2) Mortgage-backed securities                                                          B489    38,530 1.d.2
     (3) All other securities (includes securities issued by states and political
         subdivisions in the U.S.)                                                           4060    15,281 1.d.3
  e. Interest income from trading assets                                                     4069       149 1.e
  f. Interest income on federal funds sold and securities purchased under agreements
     to resell                                                                               4020   106,826 1.f
  g. Other interest income                                                                   4518     6,596 1.g
  h. Total interest income (sum of items 1.a.(3) through 1.g)                                4107 1,364,497 1.h
2. Interest expense:
  a. Interest on deposits:
      (1) Interest on deposits in domestic offices:
          (a) Transaction accounts (NOW accounts, ATS accounts, and
              telephone and preauthorized transfer accounts)                                 4508       606 2.a.1.a
          (b) Nontransaction accounts:
              (1) Savings deposits (includes MMDAs)                                          0093    39,085 2.a.1.b.1
              (2) Time deposits of $100,000 or more                                          A517     5,134 2.a.1.b.2
              (3) Time deposits of less than $100,000                                        A518    33,048 2.a.1.b.3
      (2) Interest on deposits in foreign offices, Edge and Agreement
          subsidiaries, and IBFs                                                             4172   102,408 2.a.2
  b. Expense of federal funds purchased and securities sold under agreements to
     repurchase                                                                              4180    62,533 2.b
  c. Interest on trading liabilities and other borrowed money                                4185    70,989 2.c

-------------
(1) Includes interest income on time certificates of deposits not held for trading.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
------------------------------------
Legal Title of Bank                                                         RI-2

FDIC Certificate Number-05208                                                [4]

Schedule RI-Continued

                                                                                    Year-to-date
                                        Dollar Amounts in  Thousands                RIAD   Bil   Mil  Thou
-----------------------------------------------------------------------------------------------------------

2. Interest expense (continued):
     d. Interest on subordinated notes and debentures                               4200                 1                     2.d
     e. Total interest expense (sum of items 2.a through 2.d)                       4073           313,804                     2.e
3. Net interest income (item 1.h minus 2.e)                                                                  4074   1,050,693  3
4. Provision for loan and lease losses                                                                       4230      62,820  4
5. Noninterest income:
     a. Income from fiduciary activities (1)                                        4070           130,341                     5.a
     b. Service charges on deposit accounts in domestic offices                     4060            79,988                     5.b
     c. Trading revenue (2)                                                         A220               912                     5.c
     d. Investment banking, advisory, brokerage, and underwriting fees
        and commissions                                                             B490            64,421                     5.d
     e. Venture capital revenue                                                     B491                 0                     5.e
     f. Net servicing fees                                                          B492                 0                     5.f
     g. Net securitization income                                                   B493                 0                     5.g
     h. Insurance commissions and fees                                              B494            32,288                     5.h
     i. Net gains (losses) on sales of loans and leases                             5416                 0                     5.i
     j. Net gains (losses) on sales of other real estate owned                      5415               251                     5.j
     k. Net gains (losses) on sales of other assets (excluding securities)          B496           (65,968)                    5.k
     l. Other noninterest income*                                                   B497           230,764                     5.1
     m. Total noninterest income (sum of items 5.a through 5.l)                                              4079     472,997  5.m
 6.  a. Realized gains (losses) on held-to-maturity securities                                               3521           0  6.a
     b. Realized gains (losses) on available-for-sale securities                                             3196       2,214  6.b
 7. Noninterest expense:
     a. Salaries and employee benefits                                              4135           271,968                     7.a
     b. Expenses of premises and fixed assets (net of rental income)
        (excluding salaries and employee benefits and mortgage interest)            4217            57,529                     7.b
     c. (1) Goodwill impairment losses                                              C216                 0                     7.c.1
        (2) Amortization expense and impairment losses for
            other intangible assets                                                 C232               221                     7.c.2
     d. Other noninterest expense*                                                  4092           390,493                     7.d
     e. Total noninterest expense (sum of items 7.a through 7.d)                                             4093    720,211   7.e
8. Income (loss) before income taxes and extraordinary
   items, and other adjustments (item 3 plus or minus items 4, 5.m,
   6.a, 6.b, and 7.e)                                                                                        4301    742,873   8
9. Applicable income taxes (on item 8)                                                                       4302    266,753   9
10.Income (loss) before extraordinary items and other adjusments
    (item 8 minus item 9)                                                                                    4300    476,120   10
11.Extraordinary items and other adjustments, net of income taxes*                                           4320          0   11
12. Net income (loss) (sum of items 10 and 11)                                                               4340    476,120   12

* Describe on Schedule RI-E - Explanations.
(1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.
(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c must equal the sum of Memorandum items 8.a through 8.d.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------                                            RI-3
Legal Title of Bank

FDIC Certificate Number-05208                                                [5]

Schedule RI--Continued

                                                                                                      Year-to-Date
Memoranda                                                            Dollar Amounts in Thousands RIAD Bil Mil Thou
------------------------------------------------------------------------------------------------------------------
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
   August 7, 1986, that is not deductible for federal income tax purposes                        4513          209 M.1
2. Income from the sale and servicing of mutual funds and annuities in domestic offices
   (included in Schedule RI, item 8)                                                             8431       53,657 M.2
3. Income on tax-exempt loans and leases to states and political subdivision in
   the U.S. (included in Schedule RI, items 1.a and 1.b)                                         4313        1,013 M.3
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S.
   (included in Schedule RI, item 1.d.(3))                                                       4507        5,610 M.4
5. Number of full-time equivalent employees at end of current period (round to                             Number
   nearest whole number)                                                                         4150        7,210 M.5
6. Not applicable
7. If the reporting bank has restated its balance sheet as a result of applying push down         CCYY / MM / DD
                                                                                                 -----------------
   accounting this calendar year, report the date of bank's acquisition (1)                      9106         N/A  M.7

8. Trading revenue (from cash instruments and derivative instruments)
   (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c)
   (To be completed by banks that reported average trading assets
   (Schedule RC-K, item 7) of $2 million or more for any quarter of the
   preceding calendar year.):                                                                    RIAD Bil Mil Thou
                                                                                                 -----------------
    a. Interest rate exposures                                                                   8757          912 M.8.a
    b. Foreign exchange exposures                                                                8758            0 M.8.b
    c. Equity security and index exposures                                                       8759            0 M.8.c
    d. Commodity and other exposures                                                             8760            0 M.8.d

9. Impact on income of derivatives held for purposes other than trading:                         RIAD Bil Mil Thou
                                                                                                 -----------------
    a. Net increase (decrease) to interest income                                                8761            0 M.9.a
    b. Net (increase) decrease to interest expense                                               8762            0 M.9.b
    c. Other (noninterest) allocations                                                           8763            0 M.9.c
10. Credit losses on derivatives (see instructions)                                              A251            0 M.10
11. Does the reporting bank have a Subchapter S election in effect for                                  YES / NO
                                                                                                        --------
    federal income tax purposes for the current tax year?                                        A530      NO      M.11

-----------------
(1) For example, a bank acquired on June 1, 2001, would report 20010601

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
---------------------------------------------------------              RI-4
Legal Title of Bank

FDIC Certificate Number-05208                                          [6]
Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                  Dollar Amounts in Thousands  RIAD | Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------
1. Total equity capital most recently reported for the December 31, 2001, Reports of
   Condition and Income (i.e., after adjustments from amended Reports of Income) _____________ 3217        3,191,226   1
2. Restatements due to corrections of material accounting errors and
   changes in accounting principles* _________________________________________________________ B507                0   2
3. Balance end of previous calendar year as restated (sum of items 1 and 2) __________________ B508        3,191,226   3
4. Net income (loss) (must equal Schedule RI, item 12) _______________________________________ 4340          476,120   4
5. Sale, conversion, acquisition, or retirement of capital stock, net
   (excluding treasury stock transactions) ___________________________________________________ B509                0   5
6. Treasury stock transactions, net __________________________________________________________ B510                0   6
7. Changes incident to business combinations, net_____________________________________________ 4356                0   7
8. LESS: Cash dividends declared on preferred stock __________________________________________ 4470                0   8
9. LESS: Cash dividends declared on common stock _____________________________________________ 4460          300,000   9
10. Other comprehensive income (1) ___________________________________________________________ B511           14,166   10
11. Other transactions with parent holding company*
    (not included in items 5, 6, 8, or 9 above) ______________________________________________ 4415                0   11
12. Total equity capital end of current period
    (sum of items 3 through 11) (must equal Schedule RC, item 28) ____________________________ 3210        3,381,512   12

------------
 *  Describe on Schedule RI-E - Explanations.
(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.

Schedule RI-B-Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses


Part 1. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                         -----------------------------------
                                                                                          (Column A )         (Column B )
                                                                                         Charge-offs (1)       Recoveries
                                                                                         -----------------------------------
                                                                                              Calendar year-to-date
                                                                                         -----------------------------------
                                                             Dollar Amounts in Thousands RIAD|Bil|Mil|Thou RIAD|Bil|Mil|Thou
---------------------------------------------------------------------------------------- -----------------------------------

1. Loans secured by real estate:
    a. Construction, land development, and other land loans
       in domestic offices _____________________________________________________________ 3582         32  3583          19 1.a
    b. Secured by farmland in domestic offices _________________________________________ 3584         31  3585          41 1.b
    c. Secured by 1-4 family residential properties in domestic offices:
           (1) Revolving, open-end loans secured by 1-4 family residential properties
               and extended under lines of credit ______________________________________ 5411        310  5412          33 1.c.1
           (2) Closed-end loans secured by 1-4 family residential properties:
               (a) Secured by first liens ______________________________________________ C234       1,130 C217          28 1.c.2.a
               (b) Secured by junior liens______________________________________________ C235          76 C218         273 1.c.2.b
    d. Secured by multifamily (5 or more) residential properties
       in domestic offices _____________________________________________________________ 3588           0 3589           0 1.d
    e. Secured by nonfarm nonresidential properties in domestic offices ________________ 3590       1,636 3891         197 1.e
    f. In foreign offices ______________________________________________________________ B512           0 B513           0 1.f
2. Loans to depository institutions and acceptances of other banks:
    a. To U.S. banks and other U.S. depository institutions ____________________________ 4653           0 4663           0 2.a
    b. To foreign banks ________________________________________________________________ 4654           0 4664           0 2.b
3. Loans to finance agricultural production and other loans to farmers _________________ 4655         181 4665         451 3
4. Commercial and industrial loans:
    a. To U.S. addressees (domicile) ___________________________________________________ 4645      43,851 4617       5,483 4.a
    b. To non-U.S. addressees (domicile) _______________________________________________ 4646           0 4618           0 4.b

----------
(1) Include write-downs arising from transfers of loans to a held-for-sale account.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------                                       RI-5
Legal Title of Bank

FDIC Certificate Number - 05208                                        [7]

Schedule RI-B--Continued


Part 1. Continued                                                 (Column A)            (Column B)
                                                               Charge-offs (1)          Recoveries
                                                             -------------------------------------------
                                                                         Calendar year-to-date
                                                             -------------------------------------------
                                Dollar Amounts in Thousands  RIAD  Bil  Mil  Thou   RIAD  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------
5. Loans to individuals for household, family, and other
   personal expenditures:
   a. Credit cards _________________________________________ B514          19,535   B515           1,108 5.a
                                                             -------------------------------------------
   b. Other (includes single payment, installment, all
      student loans and revolving credit plans other
      than credit cards) ___________________________________ B516           9,109   B517           4,130 5.b
                                                             -------------------------------------------
6. Loans to foreign governments and official
   institutions ____________________________________________ 4643               0   4627               0 6
                                                             -------------------------------------------
7. All other loans _________________________________________ 4644              33   4628               9 7
                                                             -------------------------------------------
8. Lease financing receivables:
                                                             -------------------------------------------
   a. To U.S. addressees (domicile) ________________________ 4658               0   4668               1 8.a
                                                             -------------------------------------------
   b. To non-U.S. addressees (domicile) ____________________ 4659               0   4669               0 8.b
                                                             -------------------------------------------
9. Total (sum of items 1 through 8) ________________________ 4635          75,924   4605          11,773 9
                                                             -------------------------------------------


Memoranda

Part 1. Continued

                                                                 (Column A)             (Column B)
                                                               Charge-offs (1)          Recoveries
                                                             -------------------------------------------
                                                                         Calendar year-to-date
                                                             -------------------------------------------
                                Dollar Amounts in Thousands  RIAD  Bil  Mil  Thou   RIAD  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------

1. Loans to finance commercial real estate, construction,
   and land development activities (not secured by real
   estate) included in Schedule RI-B, part I, items 4
   and 7, above ____________________________________________ 5409              0    5410              0 M.1
                                                             -------------------------------------------
2. Loans secured by real estate to non-U.S. addresses
   (domicile) (included in Schedule RI-B, part I, Item
   1, above): ______________________________________________ 4652              0    4662              0 M.2


-----------
(1) Include write-downs arising from transfers of loans to a held-for-sale account.

Part II. Changes in Allowance for Loan and Lease Losses

                                                 Dollar Amounts in Thousands  RIAD  Bil   Mil     Thou
--------------------------------------------------------------------------------------------------------

1. Balance most recently reported for the December 31, 2001, Reports of
   Condition and Income (i.e., after adjustments from amended Reports of
   Income) __________________________________________________________________ B522            281,751   1
2. Recoveries (must equal part I, Item 9, column B above) ___________________ 4605             11,773   2
3. LESS: Charge-offs (must equal part 1, item 9, column A above
    less Schedule RI-B, part 11, item 4) ____________________________________ C079             75,924   3
4. LESS Write-downs arising from transfers of loans to a held-for-sale
   account  _________________________________________________________________ 5523                0     4
5. Provision for loan and lease losses (must equal Schedule RI, item 4) _____ 4230             62,820   5
6. Adjustments * (see instructions for this schedule) _______________________ C233            (23,646)  6
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items
   3 and 4) (must equal Schedule RC, item 4.c) ______________________________ 3123            256,774   7

-----------
* Describe on Schedule RI-E--Explanations.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
------------------------------------
Legal Title of Bank                                                    RI-6


FDIC Certificate Number- 05208                                         [8]

Schedule RI-D-Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.


                                                                                                        Year-to-Date
                                                         Dollar Amounts in Thousands        RIAD | Bil | Mill | Thou
--------------------------------------------------------------------------------------------------------------------
1. Interest income and expense attributable to international operations:
                                                                                            ------------------------
   a. Gross interest income                                                                 B523                 N/A 1.a
                             ---------------------------------------------------------------------------------------
   b. Gross interest expense                                                                B524                 N/A 1.b
                            ----------------------------------------------------------------------------------------
2. Net interest income attributable to international operations (item 1.a minus 1.b)        B525                 N/A 2.
                                                                                    --------------------------------
3. Noninterest income and expense attributable to international operations:
                                                                                            ------------------------
   a. Noninterest income attributable to international operations                           4097                 N/A 3.a
                                                                 ---------------------------------------------------
   b. Provision for loan and lease losses attributable to international operations          4235                 N/A 3.b
                                                                                  ----------------------------------
   c. Other noninterest expense attributable to international operations                    4239                 N/A 3.c
                                                                         -------------------------------------------
   d. Net noninterest income (expense) attributable to international operations
      (item 3.a minus 3.b and 3.c)                                                          4843                 N/A 3.d
                                  ----------------------------------------------------------------------------------
4. Estimated pretax income attributable to international operations before
   capital allocation adjustment (sum of items 2 and 3.d)                                   4844                 N/A 4
                                                         -----------------------------------------------------------
5. Adjustment to pretax income for internal allocations to international
   operations to reflect the effects of equity capital on overall bank funding costs        4845                 N/A 5
                                                                                    --------------------------------
6. Estimated pretax income attributable to international operations after capital
   allocation adjustment (sum of items 4 and 5)                                             4846                 N/A 6
                                               ---------------------------------------------------------------------
7. Income taxes attributable to income from international operations as estimated
   in item 6                                                                                4797                 N/A 7
            --------------------------------------------------------------------------------------------------------
8. Estimated net income attributable to international operations (item 6 minus 7)           4341                 N/A 8
                                                                                    --------------------------------

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------                                       RI-7
Legal Title of Bank

FDIC Certificate Number - 05208                                        [9]

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                                Year-to-Date
                                                                                                                ------------
                                                                          Dollar Amounts in Thousands   RIAD  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------
1. Other noninterest income (from Schedule RI, item 5.1)
   Itemize and describe amounts that exceed 1% of the sum of
   Schedule RI, items 1.h and 5.m:
           TEXT
   a.      Income and fees from the printing and sale of checks                                         C013              0  1.a
   -------------------------------------------------------------------------------------------------------------------------
   b.      Earnings on/increase in value of cash surrender value of life insurance                      C014              0  1.b
   -------------------------------------------------------------------------------------------------------------------------
   c.      Income and fees from automated teller machines (ATMs)                                        C016              0  1.c
   -------------------------------------------------------------------------------------------------------------------------
   d.      Rent and other income from other real estate owned                                           4042              0  1.d
   -------------------------------------------------------------------------------------------------------------------------
   e.      Safe deposit box rent                                                                        C015              0  1.e
   -------------------------------------------------------------------------------------------------------------------------
   f. 4461 Affiliate service fees                                                                       4461        132,606  1.f
   -------------------------------------------------------------------------------------------------------------------------
   g. 4462 Credit card fees                                                                             4462         43,755  1.g
   -------------------------------------------------------------------------------------------------------------------------
   h. 4463                                                                                              4463            N/A  1.h
   -------------------------------------------------------------------------------------------------------------------------
2. Other noninterest expense (from Schedule RI, item 7.d):
   Itemize and describe amounts that exceed 1% of the sum of
   of Schedule RI, items 1.h and 5.m:

           TEXT
   a.      Data processing expenses                                                                     C017         18,894  2.a
   -------------------------------------------------------------------------------------------------------------------------
   b.      Advertising and marketing expenses                                                           0497              0  2.b
   -------------------------------------------------------------------------------------------------------------------------
   c.      Director's fees                                                                              4136              0  2.c
   -------------------------------------------------------------------------------------------------------------------------
   d.      Printing, stationery, and supplies                                                           C018              0  2.d
   -------------------------------------------------------------------------------------------------------------------------
   e.      Postage                                                                                      8403              0  2.e
   -------------------------------------------------------------------------------------------------------------------------
   f.      Legal fees and expenses                                                                      4141              0  2.f
   -------------------------------------------------------------------------------------------------------------------------
   g.      FDIC deposit insurance assessments                                                           4146              0  2.g
   -------------------------------------------------------------------------------------------------------------------------
   h. 4464 Affiliate expense allocation                                                                 4464        233,279  2.h
   -------------------------------------------------------------------------------------------------------------------------
   i. 4467                                                                                              4467            N/A  2.i
   -------------------------------------------------------------------------------------------------------------------------
   j. 4468                                                                                              4468            N/A  2.j
   -------------------------------------------------------------------------------------------------------------------------
3. Extraordinary terms and other adjustments and applicable income tax effect
   (from Schedule RI, item 11) (Itemize and describe all extraordinary items and other adjustments):

           TEXT
a.(1)      Effect of adopting FAS 142, "Goodwill and Other Intangible Assets"                           C231              0  3.a.1
     -----------------------------------------------------------------------------------------------------------------------
    (2) Applicable income tax effect                                            4486                  0                      3.a.2
                                    --------------------------------------------
b.(1)4487                                                                                               4487            N/A  3.b.1
     -----------------------------------------------------------------------------------------------------------------------
    (2) Applicable income tax effect                                            4488                  0                      3.b.2
                                    --------------------------------------------

c.(1)4489                                                                                               4489            N/A  3.c.1
     -----------------------------------------------------------------------------------------------------------------------
    (2) Applicable income tax effect                                            4491                  0                      3.c.2
                                    --------------------------------------------

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------------                         RI-8
Legal Title of Bank

FDIC Certificate Number - 05208                                        [10]

Schedule RI-E--Continued

                                                                                                         -------------
                                                                                                          Year-to-Date
                                                                                                     -----------------
                                                                        Dollar Amounts in Thousands  RIAD|Bil|Mil|Thou
----------------------------------------------------------------------------------------------------------------------
4. Restatements due to corrections of material accounting errors and changes in accounting principles
   (from Schedule RI-A, item 2) (itemize and describe all restatements):
           TEXT
                                                                                                     -----------------
   a. B526                                                                                           B526          N/A 4.a
      ----------------------------------------------------------------------------------------------------------------
   b. B527                                                                                           B527          N/A 4.b
      ----------------------------------------------------------------------------------------------------------------
5. Other transactions with parent holding company (from Schedule RI-A, item 11)
   (itemize and describe all such transactions):
           TEXT
                                                                                                     -----------------
   a. 4498                                                                                           4498          N/A 5.a
      ----------------------------------------------------------------------------------------------------------------
   b. 4499                                                                                           4499          N/A 5.b
      ----------------------------------------------------------------------------------------------------------------
6. Adjustments to allowance for loan and lease losses
   (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):
           TEXT
                                                                                                     -----------------
   a. 4521 Paydown 0f securitizations w/ affiliates                                                  4521     (23,646) 6.a
      ----------------------------------------------------------------------------------------------------------------
   b. 4522                                                                                           4522          N/A 6.b
      ----------------------------------------------------------------------------------------------------------------
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant
   items affecting the Report of Income):      RIAD
                                               ----------------
   X = NO COMMENT - Y = COMMENT                4769    X
                                      -------------------------
   Other explanations (please type or print clearly):
           TEXT (70 characters per line)

      4769
      -----------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------

 Wells Fargo Bank Minnesota, N.A.                                      FFIEC 031
---------------------------------------------
 Legal Title of Bank                                                   RC-1
 Minneapolis
---------------------------------------------
 City                                                                  [11]
 MN                              55479
---------------------------------------------
 State                           Zip Code

 FDIC Certificate Number- 05208

 Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 2002

 All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter. Schedule RC--Balance Sheet

                                                                                                        -------------------
                                                                           Dollar Amounts in Thousands  RCFD Bil  Mil Thou
---------------------------------------------------------------------------------------------------------------------------
 ASSETS

 1. Cash and balances due from depository institutions (from Schedule RC-A):
                                                                                                        ________________
    a. Noninterest-bearing balances and currency and coin (1) _________________________________________ 0081   1,531,533 1.a
                                                                                                        ________________
    b. Interest-bearing balances (2) __________________________________________________________________ 0071      64,662 1.b
                                                                                                        ________________
 2. Securities:
                                                                                                        ________________
    a. Held-to-maturity securities (from Schedule RC-B, column A) _____________________________________ 1754           0 2.a
                                                                                                        ________________
    b. Available-for-sale securities (from Schedule RC-B, column D) ___________________________________ 1773   1,794,481 2.b
                                                                                                        ________________
 3. Federal funds sold and securities purchased under agreements to resell:                             RCON
                                                                                                        ________________
    a. Federal funds sold in domestic offices _________________________________________________________ B987  14,325,703 3.a
                                                                                                        ________________
                                                                                                        RCFD
                                                                                                        ________________
    b. Securities purchased under agreements to resell (3) ____________________________________________ B989     271,690 3.b
                                                                                                        ________________
 4. Loans and lease financing receivables (from Schedule RC-C):
                                                                                                        ________________
    a. Loans and leases held for sale _________________________________________________________________ 5369  14,828,278 4.a
                                                                                      __________________________________
    b. Loans and leases, net of unearned income _____________________________________ B528  19,983,924                   4.b
                                                                                      ________________
    c. LESS: Allowance for loan and lease losses ____________________________________ 3123     256,774                   4.c
                                                                                      ___________________________________
    d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)_____________________ B529  19,727,150 4.d
                                                                                                        ________________
 5. Trading assets (from Schedule RC-D) _______________________________________________________________ 3545      44,366 5
                                                                                                        ________________
 6. Premises and fixed assets (including capitalized leases) __________________________________________ 2145     150,658 6
                                                                                                        ________________
 7. Other real estate owned (from Schedule RC-M) ______________________________________________________ 2150       5,083 7
                                                                                                        ________________
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) __________ 2130           0 8
                                                                                                        ________________
 9. Customers' liability, to this bank on acceptances outstanding _____________________________________ 2155       9,516 9
                                                                                                        ________________
10. Intangible assets:
                                                                                                        ________________
    a. Goodwill _______________________________________________________________________________________ 3163     136,381 10.a
                                                                                                        ________________
    b. Other intangible assets (from Schedule RC-M) ___________________________________________________ 0426       3,973 10.b
                                                                                                        ________________
11. Other assets (from Schedule RC-F) _________________________________________________________________ 2160   1,451,817 11
                                                                                                        ________________
12. Total assets (sum of items 1 through 11) __________________________________________________________ 2170  54,345,291 12
                                                                                                        ________________

--------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

Wells Fargo Bank Minnesota, N.A.                                    FFIEC 031
-----------------------------------
Legal Title of Bank                                                 RC-2


FDIC Certificate Number- 05208                                      [12]

Schedule RC--Continued

                                                                           Dollar Amounts in Thousands           Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES

13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,                          RCON
       part I) __________________________________________________________________________________________ 2200    23,351,240 13.a
                                                                                      --------------------------------------
       (1) Noninterest-bearing (1) __________________________________________________ 6631    12,801,752                     13.a.1
                                                                                      --------------------------------------
       (2) Interest-bearing _________________________________________________________ 6636    10,549,488                     13.a.2
                                                                                      --------------------------------------
                                                                                                          RCFN
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                      ------------------

       (from Schedule RC-E, part II) ____________________________________________________________________ 2200    14,052,873 13.b
                                                                                                          ------------------
       (1) Noninterest-bearing ______________________________________________________ 6631         3,456                     13.b.1
                                                                                      --------------------------------------
       (2) Interest-bearing _________________________________________________________ 6636    14,049,417                     13.b.2
                                                                                      --------------------------------------
14. Federal funds purchased and securities sold under agreements to repurchase:                           RCON
                                                                                                          ------------------
    a. Federal funds purchased in domestic offices (2)___________________________________________________ B993     1,711,792 14.a
                                                                                                          ------------------
                                                                                                          RCFD
                                                                                                          ------------------
    b. Securities sold under agreements to repurchase (3)________________________________________________ B995     4,252,614 14.b
                                                                                                          ------------------
15. Trading liabilities (from Schedule RC-D)_____________________________________________________________ 3548        39,454 15

16. Other borrowed money (includes mortgage indebtedness and obligations
    under capitalized leases) (from Schedule RC-M) ______________________________________________________ 3190     6,872,116 16
                                                                                                          ------------------
17. Not applicable
18. Bank's liability on acceptances executed and outstanding ____________________________________________ 2920         9,516 18
                                                                                                          ------------------
19. Subordinated notes and debentures(4) ________________________________________________________________ 3200             0 19
                                                                                                          ------------------
20. Other liabilities (from Schedule RC-G) ______________________________________________________________ 2930       674,174 20
                                                                                                          ------------------
21. Total liabilities (sum of items 13 through 20) ______________________________________________________ 2948    50,963,779 21
                                                                                                          ------------------
22. Minority interest in consolidated subsidiaries ______________________________________________________ 3000             0 22
                                                                                                          ------------------
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus _______________________________________________________ 3838             0 23
                                                                                                          ------------------
24. Common stock_________________________________________________________________________________________ 3230       100,000 24
                                                                                                          ------------------
25. Surplus (exclude all surplus related to preferred stock) ____________________________________________ 3839     1,712,625 25
                                                                                                          ------------------
26. a. Retained earnings ________________________________________________________________________________ 3632     1,525,897 26.a
                                                                                                          ------------------
    b. Accumulated other comprehensive income (5) _______________________________________________________ B530        42,990 26.b
                                                                                                          ------------------
27. Other equity capital components (6) _________________________________________________________________ A130             0 27
                                                                                                          ------------------
28. Total equity capital (sum of items 23 through 27) ___________________________________________________ 3210     3,381,512 28
                                                                                                          ------------------
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28) ______________ 3300    54,345,291 29
                                                                                                          ------------------


Memorandum

To be reported only with the March Report of Condition.

1. Indicate in the box at the right the number
   of the statement below that best describes the
   most comprehensive level of auditing work                RCFD  Number
   performed for the bank by independent                   --------------
   external auditors as of any date during 2001 __________  6724     N/A  M.1
                                                           --------------


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work


--------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."

(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(4) Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

                                                                FFIEC 031
Wells Fargo Bank Minnesota, N.A.                                RC-3
---------------------------------------
Legal Title of Bank
                                                                [13]
FDIC Certificate Number - 05208

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                     (Column A)                   (Column B)
                                                                                    Consolidated                   Domestic
                                                    Dollar Amounts in Thousands         Bank                       Offices
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                RCFD  Bil   Mil   Thou    RCON   Bil   Mil  Thou
                                                                               ----------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency and
   coin _______________________________________________________________________ 0022        1,297,319                            1

   a. Cash items in process of collection and unposted debts __________________
                                                                                                          0020         1,124,006 1.a
   b. Currency and coin _______________________________________________________                           0060           173,313 1.b

2. Balance due from depository institutions in the U.S. _______________________                           0062           191,445 2
   a. U.S. branches and agencies of foreign banks (including their IBFs) ______ 0063                0                            2.a

   b. Other commercial banks in the U.S. and other depository institutions
      in the U.S. (including their IBFs) ______________________________________ 0065          191,724                            2.b

3. Balances due from banks in foreign countries and foreign central banks _____                           0070             2,868 3
   a. Foreign branches of other U.S. banks ____________________________________ 0073            2,553                            3.a
   b. Other banks in foreign countries and foreign central banks ______________ 0074              335                            3.b
4. Balances due from Federal Reserve Banks ____________________________________ 0090          104,284     0090           103,624 4
5. Total (sum of items 1 through 4) (total of column A must equal
   Schedule RC, sum of items 1.a and 1.b) _____________________________________ 0010        1,596,195     0010         1,595,256 5


Schedule RC-B--Securities

Exclude assets held for trading.


                                                               Held-to-maturity                     Available-for-sale
                                                         (Column A)         (Column B)         (Column C)        (Column D)
                                                       Amortized Cost       Fair Value       Amortized Cost      Fair Value
                                                      ----------------------------------------------------------------------------
                         Dollar Amounts in Thousands  RCFC Bil Mil Thou  RCFC Bil Mil Thou  RCFC Bil Mil Thou  RCFC Mil Mil Thou
----------------------------------------------------------------------------------------------------------------------------------

1. U.S. Treasury securities _______________________  0211           0   0213           0   1266      213,157  1267      222,971  1
2. U.S. Government agency obligations
   (exclude mortgage-backed securities):
   a. Issued by U.S. Government agencies (1) ______  1289           0   1290           0   1291          648  1293          700  2.a
   b. Issued by U.S. Government-sponsored
      agencies (2) ________________________________  1294           0   1295           0   1297      109,117  1298      111,482  2.b
3. Securities issued by states and
   political subdivisions in the U.S. _____________  8496           0   8497           0   8498      183,212  8499      196,938  3


------------
(1) Includes Small Business Administration `Guaranteed Loan Pool Certificates,' U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.
(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------                                       RC-4
Legal Title of Bank

FDIC Certificate Number - 05208                                        [14]

Schedule RC-B--Continued

                                                -------------------------------------------------------------------------------
                                                            Held-to-Maturity                       Available-for-sale
                                                -------------------------------------------------------------------------------
                                                    (Column  A)          (Column  B)         (Column C)          (Column D)
             Dollar Amounts in Thousands           Amortized Cost         Fair Value       Amortized Cost        Fair Value
------------------------------------------------------------------------------------------------------------------------------
                                                  RCF Bil Mil Thou     RCF Bil Mil Thou   RCF Bil Mil Thou    RCF Bil Mil Thou
                                                ------------------------------------------------------------------------------

4. Mortgage-backed securities (MBS):
   a. Pass-through securities:                  ------------------------------------------------------------------------------
      (1) Guaranteed by GNMA____________________ 1698           0      1699          0    1701    362,360     1702    370,988  4.a.1
                                                ------------------------------------------------------------------------------
      (2) Issued by FNMA and FHLMC_____________  1703           0      1705          0    1706    539,065     1707    563,860  4.a.2
                                                ------------------------------------------------------------------------------
      (3) Other pass-through securities_________ 1709           0      1710          0    1711          0     1713          0  4.a.3
                                                ------------------------------------------------------------------------------
   b. Other mortgage-backed securities (include
      CMOs, REMICs and stripped MBS):
      (1) Issued or guaranteed by FNMA,         ------------------------------------------------------------------------------
        FHLMC, or GNMA__________________________ 1714           0      1715          0    1716      2,748     1717      2,761  4.b.1
      (2) Collateralized by MBS issued or       ------------------------------------------------------------------------------
        guaranteed by FNMA, FHLMC, or GNMA______ 1718           0      1719          0    1731          0     1732          0  4.b.2
                                                ------------------------------------------------------------------------------
      (3) All other mortgage-backed securities__ 1733           0      1734          0    1735     30,472     1736     31,310  4.b.3
                                                ------------------------------------------------------------------------------
5. Asset-backed securities (ABS):
                                                ------------------------------------------------------------------------------
   a. Credit card receivables___________________ B838           0      B839          0    B840      1,722     B841      1,748  5.a
                                                ------------------------------------------------------------------------------
   b. Home equity lines_________________________ B842           0      B843          0    B844          0     B845          0  5.b
                                                ------------------------------------------------------------------------------
   c. Automobile loans__________________________ B846           0      B847          0    B848      8,192     B849      8,286  5.c
                                                ------------------------------------------------------------------------------
   d. Other consumer loans______________________ B850           0      B851          0    B852      4,662     B853      5,014  5.d
                                                ------------------------------------------------------------------------------
   e. Commercial and industrial loans___________ B854           0      B855          0    B856          0     B857          0  5.e
                                                ------------------------------------------------------------------------------
   f. Other_____________________________________ B858           0      B859          0    B860          0     B861          0  5.f
6. Other debt securities:                       ------------------------------------------------------------------------------

   a. Other domestic debt securities____________ 1737           0      1738          0    1739     93,238     1741     94,292  6.a
                                                ------------------------------------------------------------------------------
   b. Foreign debt securities___________________ 1742           0      1743          0    1744     72,199     1746     81,243  6.b
                                                ------------------------------------------------------------------------------
7. Investments in mutual funds and
   other equity securities with
   readily determinable fair values (1)_________                                          A510    102,966     A511    102,888  7
                                                                                          ------------------------------------
8. Total (sum of items 1 through 7) (total of
   Column A must equal Schedule RC item 2.a)
   (total of column D must equal Schedule RC,
   item 2.b)____________________________________ 1754           0      1771          0    1772  1,723,758     1773  1,794,481  8
                                                ------------------------------------------------------------------------------


(1) Report Federal Reserve stock, Federal Home Loan Bank stock, and banker's bank stock in Schedule RC-F, item 4.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
---------------------------------------------                          RC-5
Legal Title of Bank

FDIC Certificate Number-05208                                          [15]

Schedule RC-B--Continued

                                                                                                      ------------------
Memoranda                                                                 Dollar Amounts in Thousands RCFD|Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------
1. Pledged securities (1)____________________________________________________________________________ 0416      281,541 M.1
                                                                                                      ------------------
2. Maturity and repricing data for debt securities (1, 2) (excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and
      mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next
      repricing date of: (3,4)                                                                        ------------------
      (1) Three months or less ______________________________________________________________________ A549      143,535 M.2.a.1
                                                                                                      ------------------
      (2) Over three months through 12 months _______________________________________________________ A550       19,333 M.2.a.2
                                                                                                      ------------------
      (3) Over one year through three years _________________________________________________________ A551      111,339 M.2.a.3
                                                                                                      ------------------
      (4) Over three years through five years _______________________________________________________ A552       98,338 M.2.a.4
                                                                                                      ------------------
      (5) Over five years through 15 years __________________________________________________________ A553      237,543 M.2.a.5
                                                                                                      ------------------
      (6) Over 15 years _____________________________________________________________________________ A554      112,586 M.2.a.6
                                                                                                      ------------------
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family
      residential mortgages with a remaining maturity or next repricing date of: (3,5)                ------------------
      (1) Three months or less ______________________________________________________________________ A555       85,898 M.2.b.1
                                                                                                      ------------------
      (2) Over three months through 12 months _______________________________________________________ A556       11,101 M.2.b.2
                                                                                                      ------------------
      (3) Over one year through three years _________________________________________________________ A557        3,875 M.2.b.3
                                                                                                      ------------------
      (4) Over three years through five years _______________________________________________________ A558          293 M.2.b.4
                                                                                                      ------------------
      (5) Over five years through 15 years __________________________________________________________ A559       30,976 M.2.b.5
                                                                                                      ------------------
      (6) Over 15 years _____________________________________________________________________________ A560      802,705 M.2.b.6
                                                                                                      ------------------
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude
      mortgage pass-through securities) with an expected average life of: (6)                         ------------------
      (1) Three years or less _______________________________________________________________________ A561       12,514 M.2.c.1
                                                                                                      ------------------
      (2) Over three years __________________________________________________________________________ A562       21,557 M.2.c.2
   d. Debt securities with a REMAINING MATURITY of one                                                ------------------
      year or less (included in Memorandum items 2.a through 2.c above) _____________________________ A248      120,028 M.2.d
3. Amortized cost of held-to-maturity securities sold or transferred to                               ------------------
   available-for-sale or trading securities during the calendar year-to-date (report the              ------------------
   amortized cost at date of sale or transfer)  _____________________________________________________ 1778            0 M.3
4. Structured notes (included in the held-to-maturity and available-for-sale                          ------------------
   accounts in Schedule RC-B, items 2, 3, 5, and 6):                                                  ------------------
   a. Amortized cost ________________________________________________________________________________ 8782        1,626 M.4.a
                                                                                                      ------------------
   b. Fair value ____________________________________________________________________________________ 8783        1,649 M.4.b
                                                                                                      ------------------

--------------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------                                            RC-6
Legal Title of Bank

FDIC Certificate Number- 05208                                              [16]

Schedule RC-C-Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) other loans and leases, net of unearned income. Report loans and leases net of any applicable allocated transfer risk reserve. Exclude assets held for trading and commercial paper.


                                                                                       (Column A)     (Column B)
                                                                                      Consolidated     Domestic
                                                                                         Bank          Offices
                                                                                ------------------------------------
                                                    Dollar Amounts in Thousands RCFD Bil Mil Thou  RCON Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate                                                  1410 21,773,542                     1
    a. Construction, land development, and other land loans                                        1415    166,028   1.a
    b. Secured by farmland (including farm residential and other
      improvements)                                                                                1420     85,027   1.b
    c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential
          properties and extended under lines of credit                                            1797  1,030,210   1.c.1
      (2) Closed-end loans secured by 1-4 family residential properties:
          (a) Secured by first liens                                                               5367 18,426,274   1.c.2.a
          (b) Secured by junior liens                                                              5368  1,275,559   1.c.2.b
    d. Secured by multifamily (5 or more) residential properties                                   1460     53,664   1.d
    e. Secured by nonfarm nonresidential properties                                                1480    736,780   1.e
2. Loans to depository institutions and acceptances of other banks:
    a. To commercial banks in the U.S.                                                             B531  3,706,906   2.a
       (1) To U.S. branches and agencies of foreign banks                        B532          0                     2.a.1
       (2) To other commercial banks in the U.S.                                 B533  3,706,968                     2.a.2
    b. To other depository institutions in the U.S.                              B534          0   B534          0   2.b
    c. To banks in foreign countries                                                               B535         62   2.c
       (1) To foreign branches of other U.S. banks                               B536          0                     2.c.1
       (2) To other banks in foreign countries                                   B537        311                     2.c.2
3. Loans to finance agricultural production and other loans to farmers           1590    207,405   1590    207,405   3
4. Commercial and industrial loans:
    a. To U.S. addressees (domicile)                                             1763  4,849,476   1763  4,849,476   4.a
    b. To non-U.S. addressees (domicile)                                         1764      1,192   1764          0   4.b
5. Not applicable.
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
    a. Credit cards                                                              B538        294   B538        294   6.a
    b. Other revolving credit plans                                              B539    293,833   B539    293,833   6.b
    c. Other consumer loans (includes single payment, installment, and
       and all student loans                                                     2011    841,653   2011    841,653   6.c
7. Loans to foreign government and official institutions (including
   foreign central banks)                                                        2081          0   2081          0   7
8. Obligations (other than securities and leases) of states and political
   subdivisions in the U.S.                                                      2107     27,345   2107     27,345   8
9. Other loans                                                                   1563    393,178                     9
    a. Loans for purchasing or carrying securities (secured and unsecured)                         1545    127,708   9.a
    b. All other loans (exclude consumer loans)                                                    1564    265,470   9.b
10. Lease financing receivables (net of unearned income)                                           2165  2,717,005   10
    a. Of U.S. addressees (domicile)                                             2182  2,717,005                     10.a
    b. Of non-U.S. addressees (domicile)                                         2183          0                     10.b
11. LESS: Any unearned income on loans reflected in items 1-9 above              2123          0   2123          0   11
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal
    Schedule RC, item 4.a and 4.b)                                               2122 34,812,202   2122 34,810,699   12

Wells Fargo Bank Minnesota, N.A.                                FFIEC 031
Legal Title of Bank                                             RC-7

FDIC Certificate Number- 05208                                  [17]

Schedule RC-C--Continued

Part I. Continued


Memoranda                                         Dollar Amounts in Thousands   RCFD   Bil Mil Thou
---------------------------------------------------------------------------------------------------
1. Loans and Leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in
   Schedule RC-N, Memorandum item 1) (exclude loans secured by 1-4 family residential properties and loans to individuals for household, family,
   and other personal expenditures)                                                1616          0 M.1
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.
      c.(2)(a), column B) with a remaining maturity or next repricing date of:
        (1,2)                                                                      RCON
      (1) Three months or less                                                     A564 14,509,308 M.2.a.1
      (2) Over three months through 12 months                                      A565    591,058 M.2.a.2
      (3) Over one year through three years                                        A566     37,517 M.2.a.3
      (4) Over three years through five years                                      A567     78,448 M.2.a.4
      (5) Over five years through 15 years                                         A568  2,631,157 M.2.a.5
      (6) Over 15 years                                                            A569    559,595 M.2.a.6
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through
      10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule
      RC-C, part I item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of: (1,3)
      (1) Three months or less                                                     A570  7,417,773 M.2.b.1
      (2) Over three months through 12 months                                      A571  2,603,026 M.2.b.2
      (3) Over one year through three years                                        A572  1,817,835 M.2.b.3
      (4) Over three years through five years                                      A573  1,476,569 M.2.b.4
      (5) Over five years through 15 years                                         A574  1,886,797 M.2.b.5
      (6) Over 15 years                                                            A575    967,002 M.2.b.6
   c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less (excluding those
      in nonaccrual status)                                                        A247 18,977,233 M.2.c
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I,
   items 4 and 9, column A (4)                                                     2746    167,995 M.3
4. Adjustable rate closed-end loans secured by first liens on 1-4 family
   residential properties in domestic offices(included in Schedule RC-C, part I,   RCON
   item 1.c.(2)(a), column B)                                                      5370  6,540,398 M.4
5. Loans secured by real estate to non-U.S. addresses (domicile) (included in      RCFD
   Schedule RC-C, part I, item 1, column A)                                        B837          0 M.5

----------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
(2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C must equal total closed-end loans secured by first liens on 1-4 family residential properties from . Schedule RC-C, part I, item 1.c.(2)(a), column B
(3) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, Part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4) Exclude loans secured by real estate that are included in Schedule RC-C, part 1, item 1, column A.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------
Legal Title of Bank                                                    RC-7a

FDIC Certificate Number - 05208                                        [17a]

Schedule RC-C--Continued

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B, and all or substantially all of the dollar volume of your bank's
   "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B, have original amounts
   of $100,000 or less (If your bank has no loans outstanding in BOTH of these  RCON     YES/NO
   two loan categories,                                                         ----------------
   place an "X" in the box marked "NO.")                                        6999      NO                      1


If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items
2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:
   a. "Loans secured by nonfarm nonresidential properties" in domestic                   Number
      offices reported in Schedule RC-C, part I, item 1.e, column B (Note: Item RCON    of Loans
      1.e, column B, divided by the number of loans should NOT exceed           ----------------
      $100,000.)                                                                5562     N/A                      2.a
   b. "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (Note: Item 4.a,
      column B, divided by the number of loans should NOT exceed $100,000.)     5563     N/A                      2.b





                                                                                (Column A)      (Column B)
                                                                                  Number          Amount
                                                                                 of Loans       Currently
                                                     Dollar Amounts in Thousands               Outstanding
-----------------------------------------------------------------------------------------------------------------
                                                                                RCON           RCON  Bi1 Mil Thou
                                                                                ---------------------------------
3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, item 1.e, column B):
   a. With original amounts of $100,000 or less                                 5564     976   5565         41,383     3.a
   b. With original amounts of more than $100,000 through $250,000              5566     754   5567        104,596     3.b
   c. With original amounts of more than $250,000 through $1,000,000            5568     791   5569        314,804     3.c
4. Number and amount currently outstanding of "Commercial and industrial loans to U.S addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4.a, column B):
   a. With original amounts of $ 100,000 or less                                5570     5,312 5571        142,133     4.a
   b. With original amounts of more than $100,000 through $250,000              5572     1,470 5573        177,837     4.b
   c. With original amounts of more than $250,000 through $1,000,000            5574     1,045 5575        345,290     4.c

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------
Legal Title of Bank                                                    RC-7b

FDIC Certificate Number- 05208                                         [17b]

Schedule RC-C--Continued

Part II. Continued

Agricultural Loans to Small Farms

5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in
   Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part 1, item 3, column B, have original amounts of $100,000 or less
   (If your bank has no loans outstanding in BOTH of these two loan categories, RCON      YES/NO
                                                                                ----------------
   place an "X" in the box marked "NO.")                                        6860        NO                      5

If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.
If NO, and your bank has loans outstanding in either loan category, skip items
6.a and 6.b and complete items 7 and 8 below. If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I,loan categories:
   a. "Loans secured by farmland (including farm residential and other                   Number
       improvements)" in domestic offices reported in Schedule RC-C, part I,    RCON    Of Loans
       item 1.b, column B (Note: Item 1.b, column B, divided by the number of   ----------------
       loans should NOT exceed $100,000.)                                       5576       N/A                      6.a
   b. "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B
      (Note: Item 3, column B, divided by the number of loans should NOT exceed
      $100,000.)                                                                5577       N/A                      6.b


                                                                                (Column A)      (Column B)
                                                                                  Number          Amount
                                                                                 of Loans       Currently
                                                     Dollar Amounts in Thousands               Outstanding
-----------------------------------------------------------------------------------------------------------------
                                                                                RCON           RCON  Bi1 Mil Thou
                                                                                ---------------------------------
7. Number and amount currently outstanding of "Loans secured by farmland
   (include farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part 1, item 1.b, column B (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b, column B):
   a. With original amounts of $100,000 or less                                 5578     463   5579          18,519       7.a
   b. With original amounts of more than $100,000 through $250,000              5580     212   5581          26,653       7.b
   c. With original amounts of more than $250,000 through $500,000              5582      56   5583          16,268       7.c

8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in
   Schedule RC-C, part I, item 3, column B, (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3 column B):
   a. With original amounts of $100,000 or less                                 5584   1,630   5585          44,401       8.a
   b. With original amounts of more than $100,000 through $250,000              5586     428   5587          53,569       8.b
   c. With original amounts of more than $250,000 through $500,000              5568     155   5589          45,007       8.c

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------------------------------------------------------
Legal Title of Bank                                                    RC-8

FDIC Certificate Number- 05208                                           [18]


Schedule RC-D--Trading Assets and Liabilities


Schedule RC-D is to be completed by banks that reported average trading assets
(Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding year.

                                                                                                     -------------------------------
                                               Dollar Amounts in Thousands                           RCON  Bil Mil   Thou
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 1. U.S. Treasury securities in domestic offices                                                     3531               0  1
                                                                                                     -------------------------------
 2. U.S. Government agency obligations in domestic offices (exclude mortgage-
    backed securities)                                                                               3532               0  2
                                                                                                     -------------------------------
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices           3533               0  3
                                                                                                     -------------------------------
 4. Mortgage-backed securities (MBS)in domestic offices:
     a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                         3534           1,642  4.a
                                                                                                     -------------------------------
     b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
        (include CMOs, REMICs, and stripped MBS)                                                     3535               0  4.b
                                                                                                     -------------------------------
     c. All other mortgage-backed securities                                                         3536               0  4.c
                                                                                                     -------------------------------
 5. Other debt securities in domestic offices                                                        3537               0  5
                                                                                                     -------------------------------
 6. - 8. Not applicable
 9. Other trading assets in domestic offices                                                         3541               0  9
                                                                                                     -------------------------------
                                                                                                     RCFN
                                                                                                     -------------------------------
10. Trading assets in foreign offices                                                                3542               0  10
                                                                                                     -------------------------------
11. Revaluation gains on interest rate, foreign exchange rate,
    and other commodity and equity contracts:                                                        RCON
                                                                                                     -------------------------------
    a. In domestic offices                                                                           3543          42,724  11.a
                                                                                                     -------------------------------
                                                                                                     RCFN
                                                                                                     -------------------------------
    b. In foreign offices                                                                            3543               0  11.b
                                                                                                     -------------------------------
                                                                                                     RCFD
                                                                                                     -------------------------------

12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)                3545          44,366  12
                                                                                                     -------------------------------
                                                                                                     -------------------------------
LIABILITIES                                                                                          RCFD  Bil Mil   Thou
                                                                                                     -------------------------------
13. Liability for short positions                                                                    3546               0  13
                                                                                                     -------------------------------
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity
    contracts                                                                                        3547          39,454  14
                                                                                                     -------------------------------
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15)             3548          39,454  15
                                                                                                     -------------------------------

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
------------------------------------------                             RC-9
Legal Title of Bank

FDIC Certificate Numter-05208                                          [19]

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                                         Nontransaction
                                                          Transaction Accounts               Accounts
                                                    ------------------------------------------------------
                                                      (Column A)        (Column B)          (Column C)
                                                         Total          Memo: Total           Total
                                                      transaction         demand         nontransaction
                                                        accounts         deposits           accounts
                                                    (including total    (included in        (including
                                                    demand deposits)     column A)            MMDAs)
                                                    ------------------------------------------------------
                  Dollar Amounts in Thousands       RCON Bil Mil Thou  RCON Bil Mil Thou RCON Bil Mil Thou
----------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships and corporations
   (include all certified and official checks)      B549   2,728,280                     B550  19,210,411 1
2. U.S. Government                                  2202       3,748                     2520         794 2
3. States and political subdivisions in the U.S.    2203     116,589                     2530     328,439 3
4. Commercial banks and other depository
   institutions in the U.S.                         B551     962,979                     B552           0 4
5. Banks in foreign countries                       2213           0                     2236           0 5
6. Foreign governments, and official institutions
   (including foreign central banks)                2216           0                     2377           0 6
7. Total (sum of items 1 through 6) (sum of
   columns A and C must equal Schedule RC,
   item 13.a)                                       2215   3,811,596    2210 3,590,089   2385  19,539,644 7

Memoranda                                                    Dollar Amounts in Thousands RCON Bil Mil Thou
----------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                6835     479,301 M.1.a
   b. Total brokered deposits                                                            2365           0 M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
     (1) Issued in denominations of less than $100,000                                   2343           0 M.1.c.1
     (2) Issued either in denominations of $100,000 or in denominations greater than
         $100,000 and participated out by the broker in shares of $100,000 or less       2344           0 MA.c.2
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum
          item 1.c.(1) above)                                                            A243           0 M.1.d.1
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item
          1.b above)                                                                     A244           0 M.1.d.2
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collaterlized as
      required under state law) (to be completed for the December report only)           5590         N/A M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)                                          6810   6,240,285 M.2.a.1
      (2) Other savings deposits (excludes MMDAs)                                        0352  11,481,326 M.2.a.2
   b. Total time deposits of less than $100,000                                          6648   1,568,916 M.2.b
   c. Total time deposits of $100,000 or more                                            2604     249,117 M.2.c

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------------
Legal Title of Bank                                                    RC-10

                                                                       ---------
FDIC Certificate Number- 05208                                            20
                                                                       ---------

Schedule RC-E--Continued

Part I. Continued

                                                                                                       ---------------------
Memoranda (continued)                                                   Dollar Amounts in Thousands    RCON  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------
3. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of (1,2)
                                                                                                       ---------------------
      (1) Three months or less_________________________________________________________________________A579        239,209   M.3.a.1
                                                                                                       ---------------------
      (2) Over three months through 12 months__________________________________________________________A580        589,973   M.3.a.2
                                                                                                       ---------------------
      (3) Over one year through three years____________________________________________________________A581        556,104   M.3.a.3
                                                                                                       ---------------------
      (4) Over three years_____________________________________________________________________________A582        183,630   M.3.a.4
                                                                                                       ---------------------
   b. Time deposits of less than $100,000 with a REMAINING MATURITY
                                                                                                       ---------------------
      of one year or less (included in Memorandum items 3.a.(1) through 3.a.(4) above)(3)______________A241        829,182   M.3.b

4. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of(1,4)
                                                                                                       ---------------------
      (1) Three months or less_________________________________________________________________________A584         51,315   M.4.a.1
                                                                                                       ---------------------
      (2) Over three months through 12 months__________________________________________________________A585         74,606   M.4.a.2
                                                                                                       ---------------------
      (3) Over one year through three years____________________________________________________________A586         58,943   M.4.a.3
                                                                                                       ---------------------
      (4) Over three years_____________________________________________________________________________A587         64,253   M.4.a.4
                                                                                                       ---------------------
   b. Time deposits of $100,000 or more with a REMAINING MATURITY
                                                                                                       ---------------------
      of one year or less (included in Memorandum items 4.a.(1) through 4.a.(4) above)(3)______________A242        125,921   M.4.b
                                                                                                       ---------------------

________
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E Memorandum item 2.b.
(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)


                                                                                                       ---------------------
                                                                        Dollar Amounts in Thousands    RCFN  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------
Deposits of:
                                                                                                       ---------------------
1. Individuals, partnerships, and corporations (include all certified and official checks)_____________B553      2,042,087   1
                                                                                                       ---------------------
2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S.
                                                                                                       ---------------------
   depository institutions_____________________________________________________________________________B554     11,933,735   2
                                                                                                       ---------------------
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)_________2625         77,051   3
                                                                                                       ---------------------
4. Foreign governments and official institutions (including foreign central banks)_____________________2650              0   4
                                                                                                       ---------------------
5. U.S. Government and states and political subdivisions in the U.S.___________________________________B555              0   5
                                                                                                       ---------------------
6. Total (sum of items 1 through 5 ) (must equal Schedule RC, item 13.b)_______________________________2200     14,052,873   6
                                                                                                       ---------------------


                                                                                                       ---------------------
Memorandum                                                              Dollar Amounts in Thousands    RCFN  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year or less
   (included in Part II, item 6 above) ________________________________________________________________A245     14,034,702   M.1
                                                                                                       ---------------------

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------------
Legal Title of Bank                                                    RC-11


FDIC Certificate Number - 05208                                        [21]


Schedule RC-F--Other Assets

                                                                                                       ---------------------
                                                                        Dollar Amounts in Thousands    RCFD  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------
1. Accrued interest receivable (1)_____________________________________________________________________B556        162,485   1
                                                                                                       ---------------------
2. Net deferred tax assets (2)_________________________________________________________________________2148              0   2
                                                                                                       ---------------------
3. Interest-only strips receivable (not in the form of a security) (3) on:
                                                                                                       ---------------------
   a. Mortgage loans___________________________________________________________________________________A519              0   3.a
                                                                                                       ---------------------
   b. Other financial assets___________________________________________________________________________A520              0   3.b
                                                                                                       ---------------------
4. Equity securities that DO NOT have readily determinable fair values (4)_____________________________1752        404,057   4
                                                                                                       ---------------------
5. Other (itemize and describe amounts greater than $25,000 that exceed 25% of this item)______________2168        885,275   5
          TEXT
                                                                                        ---------------
   a.      Prepaid expenses                                                             2166        0                        5.a
      -------------------------------------------------------------------------------------------------
   b.      Cash surrender value of life insurance                                       C009        0                        5.b
      -------------------------------------------------------------------------------------------------
   c.      Repossessed personal property (including vehicles)                           1578        0                        5.c
      -------------------------------------------------------------------------------------------------
   d.      Deriviatives with a positive fair value held for purposes other than trading C010        0                        5.d
      -------------------------------------------------------------------------------------------------
   e. 3549 Accounts receivable                                                          3549  507,486                        5.e
      -------------------------------------------------------------------------------------------------
   f. 3550                                                                              3550      N/A                        5.f
      -------------------------------------------------------------------------------------------------
   g. 3551                                                                              3551      N/A                        5.g
      ----------------------------------------------------------------------------------------------------------------------
6. Total (sum of items 1 through 5) (must equal Schedule: RC, item 11)_________________________________2180      1,451,817   6
                                                                                                       ---------------------

Schedule RC-G--Other Liabilities

                                                                                                       ---------------------
                                                                        Dollar Amounts in Thousands    RCON  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(5)___________________________________3645         23,854   1.a
                                                                                                       ---------------------
   b. Other expenses accrued and unpaid (includes accrued income taxes                                 RCFD
                                                                                                       ---------------------
      payable)_________________________________________________________________________________________3646        111,131   1.b
                                                                                                       ---------------------
2. Net deferred tax liabilities (2)____________________________________________________________________3049        461,655   2
                                                                                                       ---------------------
3. Allowance for credit losses on off-balance sheet credit exposures___________________________________B557              0   3
                                                                                                       ---------------------
4. Other (itemize and describe amounts greater than $25,000 that exceed 25% of this item)______________2938         77,534   4
                                                                                                       ---------------------
          TEXT
                                                                                        ---------------
   a.      Accounts payable                                                             3066   38,229                        4.a
     --------------------------------------------------------------------------------------------------
   b.      Deferred compensation liabilities                                            C011        0                        4.b
     --------------------------------------------------------------------------------------------------
   c.      Dividends declared but not yet payable                                       2932        0                        4.c
     --------------------------------------------------------------------------------------------------
   d.      Derivatives with a negative fair value held for purposes other than trading  C012        0                        4.d
     --------------------------------------------------------------------------------------------------
   e. 3552 Payable - settlement security trans                                          3552   25,405                        4.e
     --------------------------------------------------------------------------------------------------
   f. 3553                                                                              3553      N/A                        4.f
     --------------------------------------------------------------------------------------------------
   g. 3554                                                                              3554      N/A                        4.g
     -----------------------------------------------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)__________________________________2930        674,174   5
                                                                                                       ---------------------

________
(1) Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4) Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock
(5) For savings banks, includes "dividends" accrued and unpaid on deposits.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------------------------                     RC-12
Legal Title of Bank

                                                                       [22]


FDIC Certificate Number - 05208

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                                        -----------------
                                                                                             Domestic
                                                                                             Offices
                                                                                        -----------------
                                                           Dollar Amounts in Thousands  RCON Bil Mil Thou
---------------------------------------------------------------------------------------------------------
1. Customers' liability to this bank on acceptances outstanding_______________________  2155         728 1
                                                                                        -----------------
2. Bank's liability on acceptances executed and outstanding___________________________  2920         728 2
                                                                                        -----------------
3. Securities purchased under agreements to resell____________________________________  B989     271,690 3
                                                                                        -----------------
4. Securities sold under agreements to repurchase_____________________________________  B995   4,252,614 4
                                                                                        -----------------
5. Other borrowed money_______________________________________________________________  3190   6,872,116 5
                                                                                        -----------------
   EITHER
                                                                                        -----------------
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs________  2163         N/A 6
                                                                                        -----------------
   OR
                                                                                        -----------------
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs__________  2941  13,980,493 7
                                                                                        -----------------
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs)____________________________________________________________  2192  54,237,570 8
                                                                                        -----------------
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)____________________________________________________________  3129  36,875,565 9
                                                                                        -----------------

In items 10-17 report the amortized (historical) cost of both held-to-maturity          -----------------
and available-for-sale securities in domestic offices.                                  RCON Bil Mil Thou
                                                                                        -----------------
10. U.S. Treasury securities__________________________________________________________  1039     213,157 10
                                                                                        -----------------
11. U.S. Government agency obligations (exclude mortgage-backed securities)___________  1041     109,765 11
                                                                                        -----------------
12. Securities issued by states and political subdivisions in the U.S.________________  1042     183,212 12
                                                                                        -----------------
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
                                                                                        -----------------
      (1) Issued or guaranteed by FNMA, FHLMC, or GNMA________________________________  1043     901,425 13.a.1
                                                                                        -----------------
      (2) Other pass-through securities_______________________________________________  1044           0 13.a.2
                                                                                        -----------------
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
                                                                                        -----------------
      (1) Issued or guaranteed by FNMA, FHLMC, or GNMA________________________________  1209       2,748 13.b.1
                                                                                        -----------------
      (2) All other mortgage-backed securities________________________________________  1280      30,472 13.b.2
                                                                                        -----------------
14. Other domestic debt securities (include domestic asset-backed securities)_________  1281     107,814 14
                                                                                        -----------------
15. Foreign debt securities (include foreign asset-backed securities)_________________  1282      72,199 15
                                                                                        -----------------
16. Investments in mutual funds and other equity securities with readily
    determinable fair values__________________________________________________________  A510     102,966 16
                                                                                        -----------------
17. Total amortized (historical) cost of both held-to-maturity and
    available-for-sale securities (sum of items 10 through 16)_________________________  1374   1,723,758 17
                                                                                        -----------------
18. Equity securities that do not have readily determinable fair values_______________  1752     404,057 18
                                                                                        -----------------

Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.
                                                                                        -----------------
                                                           Dollar Amounts in Thousands  RCFN Bil Mil Thou
---------------------------------------------------------------------------------------------------------
1.  Total IBF assets of the consolidated bank (component of Schedule RC, item 12)_____  2133           0 1
                                                                                        -----------------
2.  Total IBF liabilities (component of Schedule RC, item 21)_________________________  2898           0 2
                                                                                        -----------------

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
----------------------------------------------
Legal Title of Bank                                                    RC-13


FDIC Certificate Number- 05208                                         [23]


Schedule RC-K--Quarterly Averages (1)

                                                                                                       ---------------------
                                                                        Dollar Amounts in Thousands    RCFD  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------
ASSETS
1.  Interest-bearing balances due from depository institutions_________________________________________3381         60,148   1
                                                                                                       ---------------------
2.  U.S. Treasury securities and U.S. Government agency obligations (2)
    (excluding mortgage-backed securities)_____________________________________________________________B558        303,852   2
                                                                                                       ---------------------
3.  Mortgage-backed securities (2)_____________________________________________________________________B559      1,304,083   3
                                                                                                       ---------------------
4.  All other securities (2,3)(includes securities issued by states and political
                                                                                                       ---------------------
    subdivisions in the U.S.)__________________________________________________________________________B560        477,621   4
                                                                                                       ---------------------
5.  Federal funds sold and securities purchased under agreements to resell_____________________________3365     14,090,709   5
                                                                                                       ---------------------
6.  Loans:
    a. Loans in domestic offices:                                                                       RCON
                                                                                                       ---------------------
       (1) Total loans_________________________________________________________________________________3360     32,910,644   6.a.1
                                                                                                       ---------------------
       (2) Loans secured by real estate________________________________________________________________3365     22,268,007   6.a.2
                                                                                                       ---------------------
       (3) Loans to finance agricultural production and other loans to farmers_________________________3366        204,023   6.a.3
                                                                                                       ---------------------
       (4) Commercial and Industrial loans_____________________________________________________________3367      4,819,414   6.a.4
                                                                                                       ---------------------
       (5) Loans to individuals for household, family, and other personal expenditures:
                                                                                                       ---------------------
           (a) Credit cards____________________________________________________________________________B561        415,186   6.a.5a
                                                                                                       ---------------------
           (b) Other (includes single payment, installment, all student loans, and revolving
                                                                                                       ---------------------
               credit plans other than credit cards)___________________________________________________B562      1,154,573   6.a.5.b
                                                                                                       ---------------------
                                                                                                       RCFN
                                                                                                       ---------------------
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs________________________3360         1,061   6.b
                                                                                                       ---------------------
                                                                                                       RCFD
                                                                                                       ---------------------
7.  Trading assets_____________________________________________________________________________________3401         36,258   7
                                                                                                       ---------------------
8.  Lease financing receivables (net of unearned income)_______________________________________________3484      2,702,153   8
                                                                                                       ---------------------
9.  Total assets(4)____________________________________________________________________________________3368     54,503,934   9
                                                                                                       ---------------------
LIABILITIES
10. Interest-bearing transaction accounts in domestic (NOW accounts, ATS accounts,                     RCON
                                                                                                       ---------------------
    and telephone and preauthorized transfer accounts) (exclude demand deposits)_______________________3485        290,324   10
                                                                                                       ---------------------
11. Nontransaction accounts in domestic offices:
                                                                                                       ---------------------
    a. Savings deposits (includes MMDAs)_______________________________________________________________B563     17,725,479   11.a
                                                                                                       ---------------------
    b. Time deposits of $100,000 or more_______________________________________________________________A514        241,558   11.b
                                                                                                       ---------------------
    c. Time deposits of less than $100,000_____________________________________________________________A529      1,611,262   11.c
                                                                                                       ---------------------
                                                                                                       RCFN
                                                                                                       ---------------------
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs____________3404     13,843,382   12
                                                                                                       ---------------------
                                                                                                       RCFD
                                                                                                       ---------------------
13. Federal funds purchased and securities sold under agreements to repurchase_________________________3353      6,587,303   13
                                                                                                       ---------------------
14. Other borrowed money
                                                                                                       ---------------------
    (includes mortgage indebtedness and obligations under capitalized leases)__________________________3355      6,556,771   14
                                                                                                       ---------------------

________
(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Wells Fargo Bank Minnesota, N.A.                                      FFIEC 031
------------------------------------------
Legal Title of Bank                                                   RC-14

FDIC Certificate Number - 05208                                       [24]

Schedule RC-L--Derivatives and Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                    ------------------
                                                                      Dollar Amounts in Thousands   RCFD  Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
1.  Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties,
                                                                                                   -------------------
       e.g., home equity lines__________________________________________________                    3814    1,385,388  1.a
                                                                                                   -------------------
    b. Credit card lines________________________________________________________                    3815            0  1.b
                                                                                                   -------------------
    c. Commercial real estate, construction, and land development:
                                                                                                   -------------------
       (1) Commitments to fund loans secured by real estate_____________________                    3816      101,794  1.c.1
                                                                                                   -------------------
       (2) Commitments to fund loans not secured by real estate_________________                    8550      114,561  1.c.2
                                                                                                   -------------------
    d. Securities underwriting__________________________________________________                    3817            0  1.d
                                                                                                   -------------------
    e. Other unused commitments_________________________________________________                    3818    2,025,257  1.e
                                                                                                   -------------------
2.  Financial standby letters of credit and foreign office guarantees___________                    3819        5,399  2
                                                                                 -------------------------------------
    a. Amount of financial standby letters of credit conveyed to others_________  3820        853                      2.a
                                                                                 -------------------------------------
3.  Performance standby letters of credit and foreign office guarantees_________                    3821      209,609  3
                                                                                 -------------------------------------
    a. Amount of performance standby letters of credit conveyed to others_______  3822      8,566                      3.a
                                                                                 -------------------------------------
4.  Commercial and similar letters of credit____________________________________                    3411       25,689  4
                                                                                                   -------------------

                                                                                                   -------------------
5.  Participations in acceptances (as described in the instructions) conveyed
    to others by the reporting bank_____________________________________________                    3428            0  5
                                                                                                   -------------------
6.  Securities lent (including customers' securities lent where the customer
    is indemnified against loss by the reporting bank)__________________________                    3433      451,966  6
                                                                                                   -------------------
7.  Credit derivatives:
    a. Notional amount of credit derivatives on which the reporting bank is
                                                                                                   -------------------
       the guarantor____________________________________________________________                    A534            0  7.a
                                                                                                   -------------------
       (1) Gross positive fair value____________________________________________                    C219            0  7.a.1
                                                                                                   -------------------
       (2) Gross negative fair value____________________________________________                    C220            0  7.a.2
                                                                                                   -------------------
    b. Notional amount of credit derivatives on which the reporting bank is
       the beneficiary__________________________________________________________                    A535            0  7.b
                                                                                                   -------------------
       (1) Gross positive fair value____________________________________________                    C221            0  7.b.1
                                                                                                   -------------------
       (2) Gross negative fair value____________________________________________                    C222            0  7.b.2
                                                                                                   -------------------
8.  Spot foreign exchange contracts_____________________________________________                    8785            0  8
                                                                                                   -------------------
9.  All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28,
    "Total equity capital")_____________________________________________________                    3430    8,333,372  9
                                                                                                   -------------------
             TEXT
                                                                                 -----------------
    a.       Securities borrowed                                                  3432  8,333,372                      9.a
       -------------------------------------------------------------------------------------------
    b.       Commitments to purchase when-issued securities                       3434          0                      9.b
       -------------------------------------------------------------------------------------------
    c. 3555                                                                       3555        N/A                      9.c
       -------------------------------------------------------------------------------------------
    d. 3556                                                                       3556        N/A                      9.d
       -------------------------------------------------------------------------------------------
    e. 3557                                                                       3557        N/A                      9.e
       -------------------------------------------------------------------------------------------

10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% Schedule RC item 28.,
                                                                                                   -------------------
    "Total equity capital")_____________________________________________________                    5591            0  10
                                                                                                   -------------------
             TEXT
                                                                                 -----------------
    a.       Commitments to sell when-issued securities                           3435          0                      10.a
       -------------------------------------------------------------------------------------------
    b. 5592                                                                       5592        N/A                      10.b
       -------------------------------------------------------------------------------------------
    c. 5593                                                                       5593        N/A                      10.c
       -------------------------------------------------------------------------------------------
    d. 5594                                                                       5594        N/A                      10.d
       -------------------------------------------------------------------------------------------
    e. 5595                                                                       5595        N/A                      10.e
       -------------------------------------------------------------------------------------------

11. Year-to-date merchant credit card sales volume:                                                 RCFD  Bil Mil Thou
                                                                                                    ------------------
    a. Sales for which the reporting bank is the acquiring bank_________________                    C223            0  11.a
                                                                                                   -------------------
    b. Sales for which the reporting bank is the agent bank with risk___________                    C224            0  11.b
                                                                                                   -------------------

Wells Fargo Bank Minnesota, N.A.                                      FFIEC 031
------------------------------------------
Legal Title of Bank                                                   RC-15

FDIC Certificate Number - 05208                                       [25]

Schedule RC-L--Continued

        Dollar Amounts in Thousands               (Column A)       (Column B)        (Column C)         (Cokmn D)
-----------------------------------
                                                   Interest         Foreign            Equity           Commodity
    Derivatives Position Indicators                  Rate           Exchange         Derivative         and Other
                                                  Contracts        Contracts          Contracts         Contracts
                                                 Bil Mil Thou  Tril Bil Mil Thou  Tril Bil Mil Thou  Tril Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
12. Gross amounts (e.g., notional amounts)
    (for each column, sum of items 12.a
    through 12.e must equal sum of items
                                                 ---------------------------------------------------------------------
    13 and 14):                                    RCFD 8693        RCFD 8694          RCFD 8695          RCFD 8696
                                                 ---------------------------------------------------------------------
    a. Futures contracts______________________             0                0                  0                  0    12.a
                                                 ---------------------------------------------------------------------
                                                   RCFD 8697        RCFD 8698          RCFD 8699          RCFD 8700
                                                 ---------------------------------------------------------------------
    b. Forward contracts______________________             0                0                  0                  0    12.b
                                                 ---------------------------------------------------------------------
    c. Exchange traded option contracts:           RCFD 8701        RCFD 8702          RCFD 8703          RCFD 8704
                                                 ---------------------------------------------------------------------
       (1) Written options____________________             0                0                  0                  0    12.c.1
                                                 ---------------------------------------------------------------------
                                                   RCFD 8705        RCFD 8706          RCFD 8707          RCFD 8708
                                                 ---------------------------------------------------------------------
       (2) Purchased options__________________             0                0                  0                  0    12.c.2
                                                 ---------------------------------------------------------------------
    d. Over-the-counter option contracts:          RCFD 8709        RCFD 8710          RCFD 8711          RCFD 8712
                                                 ---------------------------------------------------------------------
       (1) Written options____________________       227,285                0                  0              7,297    12.d.1
                                                 ---------------------------------------------------------------------
                                                   RCFD 8713        RCFD 8714          RCFD 8715          RCFD 8716
                                                 ---------------------------------------------------------------------
       (2) Purchased options__________________       218,235                0                  0              7,297    12.d.2
                                                 ---------------------------------------------------------------------
                                                   RCFD 3450        RCFD 3826          RCFD 8719          RCFD 8720
                                                 ---------------------------------------------------------------------
    e. Swaps__________________________________     1,516,157                0                  0             35,523    12.e
                                                 ---------------------------------------------------------------------
13. Total gross notional amount of                 RCFD A126        RCFD A127          RCFD 8723          RCFD 8724
                                                 ---------------------------------------------------------------------
    derivative contracts held for trading_____     1,961,677                0                  0             50,117    13
                                                 ---------------------------------------------------------------------
14. Total gross notional amount of derivative
                                                 ---------------------------------------------------------------------
    contracts held for purposes other than         RCFD 8725        RCFD 8726          RCFD 8727          RCFD 8728
                                                 ---------------------------------------------------------------------
    trading___________________________________             0                0                  0                  0    14
                                                 ---------------------------------------------------------------------
    a. Interest rate swaps where the bank has      RCFD A589
                                                 -------------
       agreed to pay a fixed rate_____________             0
                                                 -------------
15. Gross fair values of derivative contracts:
                                                 ---------------------------------------------------------------------
    a. Contracts held for trading:                 RCFD 8733        RCFD 8734          RCFD 8735          RCFD 8736
                                                 ---------------------------------------------------------------------
       (1) Gross positive fair value__________        34,332                0                  0              8,270    15.a.1
                                                 ---------------------------------------------------------------------
                                                   RCFD 8737        RCFD 8738          RCFD 8739          RCFD 8740
                                                 ---------------------------------------------------------------------
       (2) Gross negative fair value__________        31,055                0                  0              7,932    15.a.2
                                                 ---------------------------------------------------------------------
    b. Contracts held for purposes other than
                                                 ---------------------------------------------------------------------
       trading:                                    RCFD 8741        RCFD 8742          RCFD 8743          RCFD 8744
                                                 ---------------------------------------------------------------------
       (1) Gross positive fair value__________             0                0                  0                  0    15.b.1
                                                 ---------------------------------------------------------------------
                                                   RCFD 8745        RCFD 8746          RCFD 8747          RCFD 8748
                                                 ---------------------------------------------------------------------
       (2) Gross negative fair value__________             0                0                  0                  0    15.b.2
                                                 ---------------------------------------------------------------------

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------
Legal Title of Bank                                                        RC-16
FDIC Certificate Number-05208                                               [26]

Schedule RC-M--Memoranda

                                                    Dollar Amounts in Thousands RCFD Bil Mil Thou
-------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers,
      directors, principal shareholders, and their related interests            6164          238 1.a
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
      (including extensions of credit to related interests)
      equals or exceeds the lesser of $500,000 or 5 percent
      of total capital as defined for this purpose in agency             Number
      regulations                                                  6165        0                  1.b
2. Intangible assets other than goodwill:
   a. Mortgage servicing Assets                                                 3164          147 2.a
      (1) Estimated fair value of mortgage servicing assets        A590      147                  2.a.1
   b. Purchased credit card relationships and nonmortgage
      servicing assets                                                          B026        1,418 2.b
   c. All other identifiable intangible assets                                  5507        2,408 2.c
   d. Total (sum of items 2.a, 2.b, and 2.c)(must equal Schedule
      RC, item 10.b)                                                            0426        3,973 2.d
3. Other real estate owned:
   a. Direct and indirect investment in real estate ventures                    5372            0 3.a
   b. All other real estate owned:                                              RCON
      (1) Constructions, land development, and other land in
          domestic offices                                                      5508            0 3.b.1
      (2) Farmland in domestic offices                                          5509          751 3.b.2
      (3) 1-4 family residential properties in domestic offices                 5510        3,110 3.b.3
      (4) Multifamily (5 or more) residential properties in
          domestic offices                                                      5511            0 3.b.4
      (5) Nonfarm nonresidential properties in domestic offices                 5512        1,222 3.b.5
                                                                                RCFN
      (6) In foreign offices                                                    5513            0 3.b.6
                                                                                RCFD
   c. Total (sum of items 3.a and 3.b)(must equal Schedule RC,
      Item 7)                                                                   2150        5,083 3.c
4. Investments in unconsolidated subsidiaries and associated companies:
   a. Direct and indirect investments in real estate ventures                   5374            0 4.a
   b. All other investments in unconsolidated subsidiaries and
      associated companies                                                      5375            0 4.b
   c. Total (sum of items 4.a and 4.b)(must equal Schedule RC,
      item 8)                                                                   2130            0 4.c
5. Other borrowed money:
   a. Federal Home Loan Bank advances:
      (1) With a remaining maturity of one year or less (1)                     2651    3,566,452 5.a.1
      (2) With a remaining maturity of more than one year
          through three years                                                   B565    1,510,420 5.a.2
      (3) With a remaining maturity of more than three years                    B566    1,450,000 5.a.3
   b. Other borrowings:
      (1) With a remaining maturity of one year or less                         B571      317,150 5.b.1
      (2) With a remaining maturity of more than one year
          through three years                                                   B567       26,193 5.b.2
      (3) With a remaining maturity of more than three years                    B568        1,901 5.b.3
   c. Total (sum of items 5.a.(1) through 5.b.(3))(must equal
      Schedule RC, item 16)                                                     3190    6,872,116 5.c

                                                                                         YES/NO
                                                                                         ------
6. Does the reporting bank sell private label or third party
   mutual funds and annuities?                                                  B569      YES     6

                                                                                RCFD Bil Mil Thou
                                                                                -----------------
7. Assets under the reporting bank's management in proprietary mutual funds
   and annuities                                                                B570            0 7
----------
(1) Includes overnight Federal Home Loan Bank advances.

Wells Fargo Bank Minnesota, N.A.                                     FFIEC 031
--------------------------------
Legal Title of Bank                                                  RC-17

FDIC Certificate Number - 05208                                        [27]

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

                                                    (Column A)          (Column B)            (Column C)
                                                     Past due          Past due 90            Nonaccrual
                                                    30 through 89       days or more
                                                   days and still       and still
                                                      accruing           accruing
                                                    --------------------------------------------------------
                   Dollar Amounts in Thousands      RCON Bil Mil Thou   RCON Bil Mil Thou  RCON Bil Mil Thou
                   -----------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. Construction, land development, and
      other land loans in domestic offices          2759        5,807   2769            0   3492       1,223 1.a
   b. Secured by farmland in domestic offices       3493        2,706   3494           87   3495       1,629 1.b
   c. Secured by 1-4 family residential
      properties in domestic offices:
      (1) Revolving, open-end loans secured
          by 1-4 family residential properties
          and extended under lines of credit        5398        5,235               1,905   5400       2,628 1.c.1
      (2) Closed-end loans secured by 1-4 family
          residential properties:
          (a) Secured by first liens                C236      188,484   C237       35,129   C229      19,191 1.c.2.a
          (b) Secured by junior liens               C238        7,798   C239        1,614   C230           0 1.c.2.b
   d. Secured by multifamily (5 or more)
      residential properties in domestic offices    3499           86   3500            0   3501         440 1.d
   e. Secured by nonfarm nonresidential properties
      properties in domestic offices                3502       12,881   3503          249   3504      12,248 1.e
                                                    RCFN                RCFN                RCFN
   f. In foreign offices                            B572            0   B573            0   B574           0 1.f
2. Loans to depository institutions and
   acceptances of other banks:
   a. To U.S. banks and other U.S. depository       RCFD                RCFD                RCFD
      institutions                                  5377            0   5378            0   5379           0 2.a
   b. To foreign banks                              5380            0   5381            0   5382           0 2.b
3. Loans to finance agricultural production and
   other loans to farmers                           1594       11,833   1597          173   1583       2,812 3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)                 1251       50,716   1252        1,211   1253     124,152 4.a
   b. To non-U.S. addressees (domicile)             1254            0   1255            0   1256           0 4.b
5. Loans to individuals for household, family,
   and other personal expenditures:
   a. Credit cards                                  B575            0   B576            0   B577           0 5.a
   b. Other (includes single payment, installment,
      all student loans, and revolving credit
      plans other than credit cards)                B578        12,267  B579        9,284   B580         654 5.b
6. Loans to foreign governments and official
   institutions                                     5369             0  5390            0   5391           0 6
7. All other loans                                  5459         3,717  5460            0   5461       1,199 7
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)                 1257        33,815  1258            0   1259      69,941 8.a
   b. Of non-U.S. addressees (domicile)             1271             0  1272            0   1791           0 8.b
9. Debt securities and other assets (exclude
   other real estate owned and other repossessed
   assets)                                          3505             0  3506            0   3507           0 9

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------                                       RC-18
Legal Title of Bank

FDIC Certificate Number- 05208                                         [28]

Schedule RC-N-Continued

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                    (Column A)           (Column B)
                                                     Past due           Past due 90
                                                  30 through 89         days or more
                                                  days and still          and still          (Column C)
                                                     accruing             accruing           Nonaccrual
                                                 ----------------     -----------------   ----------------
Dollar Amounts in Thousands                      RCFD Bi Mil Thou     RCFD Bil Mil Thou   RCFD Bi Mil Thou
---------------------------                      ----------------     -----------------   ----------------
10. Loans and leases reported in items 1
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government               5612  7,934      5613       8,827   5614        147 10
    a. Guaranteed portion of loans and leases
       included in item 10 above                    5615  7,874      5616       8,821   5617         37 10.a




                                                    (Column A)         (Column B)
                                                     Past due         Past due 90
                                                  30 through 89       days or more
                                                  days and still       and still          (Column C)
Memoranda                                            accruing           accruing          Nonaccrual
                                                 ---------------   -----------------   -----------------
Dollar Amounts in Thousands                       RCFD Bi Mil      RCFD Bil Mil Thou   RCFD Bi Mil Thou
---------------------------                      ------------      -----------------   -----------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above
   (and not reported in Schedule RC-C, Part I,
   Memorandum item 1)                            1858         0     1859          0    1861         0  M.1
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in
   Schedule RC-N, items 4 and 7, above           6558     5,970     6559         29    6560     1,762  M.2
3. Loans secured by real estate to non-U.S.
   addresses (domicile) (included in
   Schedule RC-N, item 1, above)                 1248         0     1249          0    1250         0  M.3
4. Not applicable
5. Loans and leases held for sale (included in
   Schedule RC-N, items 1 through 8, above)      C240    32,503     C241      9,615    C226     4,180  M.5




                                                          (Column A)
                                                           Past due             (Column B)
                                                          30 through           Past due 90
                                                            89 days           days or more
                                                        -----------------   -----------------
                                                        RCFD Bil Mil Thou   RCFD Bil Mil Thou
                                                        -----------------   -----------------
6. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
  Fair value of amounts carried as assets               3529            0   3530           0 M.6

--------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:

         Karen B. Martin, Regulatory Reporting
--------------------------------------------------------------------------------
         Name and Title (Text 8901)


        karen.b.martin@wellsfargo.com
--------------------------------------------------------------------------------
         E-mail Address (TEXT 4086)


         (612) 667-3975                                     (612) 667-3659
--------------------------------------------------------------------------------
Telephone: Area code/phone number/extension (TEXT 890 FAX: Area code/phone number (TEXT 9116)

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------
Legal Title of Bank                                                    RC-19

FDIC Certificate Number- 05208                                         [29]


Schedule RC-0--Other Data for Deposit Insurance and FICO Assessments

                                                   Dollar Amounts in Thousands  RCON  Bil  Mil Thou
---------------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):
   a. Actual amount of all unposted debits                                      0030              0   1.a
      OR
   b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits                   0031            N/A   1.b.1
      (2) Actual amount of unposted debits to time and savings deposits (1)     0032            N/A   1.b.2
2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits                                     3510              0   2.a
      OR
   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits                  3512            N/A   2.b.1
      (2) Actual amount of unposted credits to time and savings deposits (1)    3514            N/A   2.b.2
3. Uninvested trust funds (cash) held in bank's own trust department
   (not included in total deposits in domestic offices)                         3520              0   3
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries                              2211        415,463   4.a
   b. Time and savings deposits (1) of consolidated subsidiaries                2351              0   4.b
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries      5514              0   4.c
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II)  2229              0   5.a
   b. Time and saving deposits (1) in insured branches (included in
      Schedule RC-E, Part II)                                                   2383              0   5.b
   c. Interest accrued and unpaid on deposits in insured branches (included in
      Schedule RC-G, item 1.b)                                                  5515              0   5.c
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,
      Item 7 column B)                                                          2314              0   6.a
   b. Amount reflected in time and savings deposits (1) (included in Schedule
      RC-E, Part I, Item 7, column A or C, but not column B)                    2315              0   6.b
7. Unamortized premiums and discounts on time and savings deposits: (1,2)
   a. Unamortized premiums                                                      5516              0   7.a
   b. Unamortized discounts                                                     5517              0   7.b
8. To be completed by banks with "Oakar deposits".
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
      (1) Total deposits purchased or acquired from other
          FDIC-insured institutions during the quarter                          A531              0   8.a.1
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1)
          above attributable to a secondary fund (i.e., BIF members
          report deposits attributable to SAIF; SAIF members report
          deposits attributable to BIF)                                         A532              0   8.a.2
   b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in Puerto
      Rico and U.S. territories and possessions)                                A533              0   8.b
----------------
(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits"
    consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

Wells Fargo Bank Minnesota, N.A.                                      FFIEC 031
--------------------------------                                      RC-20
Legal Title of Bank
                                                                      [30]
FDIC Certificate Number- 05208

Schedule RC-0-Continued

                                                                             Dollar Amounts in Thousands  RCON  Bil  Mil Thou
------------------------------------------------------------------------------------------------------------------------------------
9.  Deposits in lifeline accounts                                                                         5596                     9
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits in domestic offices)                                                                         8432             0      10
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S.
    territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross basis in
       Schedule RC-E had been reported on a net basis                                                     8785             0    11.a
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on a net basis in
       Schedule RC-E had been reported on a gross basis                                                   A181             0    11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and
       U.S. territories and possessions in Schedule RC-E                                                  A182             0    11.c
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in
    Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits                                                    A527             0    12.a
    b. Amount of assets netted against time and savings deposits                                          A528             0    12.b

Memoranda (to be completed each quarter except as noted)
                                                                             Dollar Amounts in Thousands  RCON  Bil  Mil Thou
------------------------------------------------------------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S.
    territories and possessions (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal the sum of
    Schedule RC, item 13.a, and Schedule RC-O, items 5.a and 5.b):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,0000 or less                                                2702     6,618,775  M.1.a1
       (2) Number of deposit accounts of $100,000 or less                                      Number
           (to be completed for the June report only)                                  3779    2,182,128                      M.1.a2
    b. Deposit accounts of more than $100,000:
       (1) Amount of deposit accounts of more than $100,000                                               2710    16,732,465  M.1.b1
                                                                                               Number
       (2) Number of deposit accounts of more than $100,000                            2722       15,476                      M.1.b2
2.  Memorandum item 2 is to be completed by all banks.
    Estimated amount of uninsured deposits in domestic offices of the bank and in insured branches in
    Puerto Rico and U.S. territories and possessions (see instructions)                                   5597    15,184,865     M.2
3.  Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report?
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
         Text                                                                                             RCON   FDIC Cert No.
      A545                                                                                                A545          N/A      M.3
------------------------------------------------------------------------------------------------------------------------------------

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------                                       RC-21
Legal Title of Bank

FDIC Certificate Number - 05208                                        [31]

Schedule RC-R--Regulatory Capital


                                                                              Dollar Amounts in Thousands    RCFD Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------------

Tier 1 capital
 1.   Total equity capital (from Schedule RC, item 28)                                                       3210    3,381,512   1
 2.   LESS: Net unrealized gains (losses) on available-for-sale securities (1)
      (if a gain, report as a positive value; if a loss, report as a negative value)                         8434       43,852   2
 3.   LESS: Net unrealized loss on available-for-sale EQUITY securities (1) (report loss as a
      positive value)                                                                                        A221           78   3
 4.   LESS: Accumulated net gains (losses) on cash flow hedges (1)
      (if a gain, report as a positive value; if a loss, report as a negative value)                         4336            0   4
 5.   LESS: Nonqualifying perpetual preferred stock                                                          B588            0   5
 6.   Qualifying minority interests in consolidated subsidiaries                                             B589            0   6
 7.   LESS: Disallowed goodwill and other disallowed intangible assets                                       B590      138,789   7
 8.   Subtotal (sum of items 1 and 6, less Items 2,3,4, 5, and 7)                                            C227    3,198,793   8
 9.a. LESS: Disallowed servicing assets and purchased credit card relationships                              B591           15   9.a
   b. LESS: Disallowed deferred tax assets                                                                   5610            0   9.b
10.   Other additions to (deductions from) Tier 1 capital                                                    B592            0  10
11.   Tier 1 capital (sum of items 8 and 10, less Items 9.a and 9.b)                                         8274    3,198,778  11

Tier 2 Capital
12.   Qualifying subordinated debt and redeemable preferred stock                                            5306            0  12
13.   Cumulative perpetual preferred stock includible in Tier 2 capital                                      B593            0  13
14.   Allowance for loan and lease losses includible in Tier 2 capital                                       5310      256,774  14
15.   Unrealized gains on available-for-sale equity securities includible in Tier 2 capital                  2221            0  15
16.   Other Tier 2 capital components                                                                        B594            0  16
17.   Tier 2 capital (sum of items 12 through 16)                                                            5311      256,774  17
18.   Allowable Tier 2 capital (lesser of item 11 or 17)                                                     8275      256,774  18

19.   Tier 3 capital allocated for market risk                                                               1395            0  19
20.   LESS: Deductions for total risk-based capital                                                          B595            0  20
21.   Total risk-based capital (sum of items 11, 18, and 19, less item 20)                                   3792    3,455,552  21

Total assets for leverage ratio
22.   Average total assets (from Schedule RC-K, item 9)                                                      3368   54,503,934  22
23.   LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)                   B590      138,789  23
24.   LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above)        B591           15  24
25.   LESS: Disallowed deferred tax assets (from item 9.b above)                                             5610            0  25
26.   LESS: Other deductions from assets for leverage capital purposes                                       B596            0  26
27.   Average total assets for leverage capital purposes (item 22 less items 23 through 26)                  A224   54,365,130  27

Adjustments for financial subsidiaries
28.a. Adjustment to Tier 1 capital reported in item 11                                                       C228            0  28.a
   b. Adjustment to total risk-based capital reported in item 21                                             B503            0  28.b
29.   Adjustment to risk-weighted assets reported in item 62                                                 B504            0  29
30.   Adjustment to average total assets reported in item 27                                                 B505            0  30

Capital Ratios
(Column B is to be completed by all banks. Column A is to be
completed by banks with financial subsidiaries)                                                 (Column A)              (Column B)
                                                                                          RCFD  Percentage        RCFD  Percentage
                                                                                          ----  ----------        ----  ----------
31.   Tier 1 leverage ratio (2)                                                           7273      N/A           7204     5.88%  31
32.   Tier 1 risk-based capital ratio (3)                                                 7274      N/A           7206    11.31%  32
33.   Total risk-based capital ratio (4)                                                  7275      N/A           7205    12.22%  33

----------------
(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
(2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
(3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).
(4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).

                                                                       FFIEC 031
                                                                       RC-22

                                                                       [32]

Wells Fargo Bank Minnesota, N.A.
---------------------------------
Legal Title of Bank

FDIC Certificate Number - 05208

Schedule RC-R--Continued

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk rate. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wished to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

                                                     (Column A)   (Column B)     (Column C)   (Column D)   (Column E)   (Column F)
                                                                                ---------------------------------------------------
                                                      Totals     Items Not              Allocation by Risk Weight Category
                                                                               ---------------------------------------------------
                                                      (from      Subject to
                                                   Schedule RC) Risk-Weighting       0%           20%          50%          100%
                       Dollar Amount in Thousands  Bil Mil Thou Bil Mil Thou   Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet Asset Categories
34. Cash and Balances due from depository            RCFD 0010                   RCFD B600    RCFD B601                 RCFD B602
                                                   ------------                -------------------------              ------------
    institutions (Column A equals the sum of
    the Schedule RC, item 1.a and 1.b)____________   1,596,195                     277,597    1,318,598                         0 34
                                                   -------------------------------------------------------------------------------
                                                     RCFD 1754    RCFD B603      RCFD B604    RCFD B605    RCFD B606    RCFD B607
                                                   -------------------------------------------------------------------------------
35. Held-to-maturity securities___________________           0            0              0            0            0            0 35
                                                   -------------------------------------------------------------------------------
                                                     RCFD 1773    RCFD B608      RCFD B609    RCFD B610    RCFD B611    RCFD B612
                                                   -------------------------------------------------------------------------------
36. Available-for-sale securities_________________   1,794,481       70,801        576,165      732,369       88,231      326,915 36
                                                   -------------------------------------------------------------------------------
37. Federal funds sold and securities purchased      RCFD C225                   RCFD C063    RCFD C064                 RCFD B520
                                                   ------------                -------------------------              ------------
    under agreements to resell____________________  14,597,393                           0   14,597,393                         0 37
                                                   ------------                -------------------------              ------------
                                                     RCFD 5369    RCFD B617      RCFD B618    RCFD B619    RCFD B620    RCFD B621
                                                   -------------------------------------------------------------------------------
38. Loans and leases held for sale________________  14,828,278            0              0    2,510,452   12,317,826            0 38
                                                   -------------------------------------------------------------------------------
                                                     RCFD B528    RCFD B622      RCFD B623    RCFD B624    RCFD B625    RCFD B626
                                                   -------------------------------------------------------------------------------
39. Loans and leases, net of unearned income (1)__  19,983,924            0              0    4,078,747    3,564,615   12,340,562 39
                                                   -------------------------------------------------------------------------------
                                                     RCFD 3123    RCFD 3123
                                                   --------------------------
40. LESS: Allowance for loan and lease losses_____     256,774      256,774                                                       40
                                                   --------------------------
                                                     RCFD 3545    RCFD B627      RCFD B628    RCFD B629    RCFD B630    RCFD B631
                                                   -------------------------------------------------------------------------------
41. Trading assets________________________________      44,366       42,724              0        1,642            0            0 41
                                                   -------------------------------------------------------------------------------
                                                     RCFD B639    RCFD B640      RCFD B641    RCFD B642    RCFD B643    RCFD 5339
                                                   -------------------------------------------------------------------------------
42. All other assets (2)__________________________   1,757,428      138,804         55,882      352,143       70,940    1,139,659 42
                                                   -------------------------------------------------------------------------------
                                                     RCFD 2170    RCFD B644      RCFD 5320    RCFD 5327    RCFD 5334    RCFD 5340
                                                   -------------------------------------------------------------------------------
43. Total assets (sum of items 34 through 42)_____  54,345,291       (4,445)       909,644   23,591,344   16,041,612   13,807,136 43
                                                   ------------------------------------------------------------------------------

-----------
(1)  Include any allocated transfer risk reserve in column B.
(2) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.

Wells Fargo Bank Minnesota, N.A.
-------------------------------------------
Legal Title of Bank

                                                                       FFIEC 031
FDIC Certificate Number-05208                                          RC-23

                                                                       [33]

Schedule RC-R--Continued

                                            -------------------------------------------------------------------------------------
                                             (Column A)                  (Column B)    (Column C)    (Column D)     (Column E)
                                                                                      -------------------------------------------
                                             Face Value     Credit         Credit            Allocation by Risk Weight
                                                                                      -------------------------------------------
                                             or Notional   Conversion    Equivalent
                                              Amount         Factor       Amount(1)        0%           20%             50%
                                            -------------              ----------------------------------------------------------
     Dollar Amounts in Thousands            Bil Mil Thou               Bil Mil Thou   Bil Mil Thou  Bil Mil Thou    Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------------
Derivatives and Off-Balance Sheet items      RCFD B546   See footnote 2 RCFD B547      RCFD B548     RCFD B581       RCFD B552
                                            -------------------------------------------------------------------------------------
44.  Financial standby letter of credit___       5,399     1,000            5,399               0             0               0
                                            -------------------------------------------------------------------------------------
45.  Performance standby letters of          RCFD 3821                  RCFD B650      RCFD B651     RCFD B652       RCFD B653
                                            -------------------------------------------------------------------------------------
     of credit____________________________     209,609       .50          104,805               0             0               0
                                            -------------------------------------------------------------------------------------
46.  Commercial and similar letters          RCFD 3411                  RCFD B655      RCFD B656     RCFD B657       RCFD B658
                                            -------------------------------------------------------------------------------------
     of credit____________________________      25,689       .20            5,138               0             0               0
                                            -------------------------------------------------------------------------------------
47.  Risk participations in bankers         -------------               ---------------------------------------------
     acceptances acquired by the             RCFD 3429                  RCFD B660      RCFD B661     RCFD B662
                                            -------------------------------------------------------------------------
     reporting institution________________             0    1.00                 0              0             0
                                            -------------------------------------------------------------------------------------
                                             RCFD 3433                  RCFD B664      RCFD B665     RCFD B666       RCFD B667
                                            -------------------------------------------------------------------------------------
48.  Securities lent______________________     451,966      1.00        451,966                 0      451,966                0
                                            -------------------------------------------------------------------------------------
49.  Retained recourse on small business     RCFD A250                  RCFD B669      RCFD B670     RCFD B671       RCFD B672
                                            -------------------------------------------------------------------------------------
     obligations sold with recourse_______             0    1.00                 0              0             0               0
                                            -------------------------------------------------------------------------------------
50.  Recourse and direct credit substitutes
     (other than financial standby letters
     of credit) subject to the law-level
     exposure rule and residual interest
                                           --------------------------------------------
     subject to a dollar-for-dollar capital  RCFD B541     *Below       RCFD B542
                                           --------------------------------------------
     requirement__________________________             0   12.500                0
                                           --------------------------------------------------------------------------------------
5.1. All other financial assets sold with    RCFD B675                  RCFD B676      RCFD B677     RCFD B678       RCFD B679
                                           --------------------------------------------------------------------------------------
     recourse_____________________________             0    1.00                 0              0             0               0
                                           --------------------------------------------------------------------------------------
52.  All other off-balance sheet             RCFD B681                  RCFD B682      RCFD B683     RCFD B684       RCFD B685
                                           --------------------------------------------------------------------------------------
     liabilities__________________________             0    1.00                 0              0             0               0
                                           --------------------------------------------------------------------------------------
53.  Unused commitments with an original     RCFD 3833                  RCFD B687      RCFD B688     RCFD B689       RCFD B690
                                           --------------------------------------------------------------------------------------
     maturity exceeding one year__________   3,015,031       .50        1,507,516               0             0               0
                                           --------------------------------------------------------------------------------------
                                                                        RCFD A167      RCFD B693     RCFD B694       RCFD B695
                                                                        ---------------------------------------------------------
54.  Derivative contracts_________________                                 56,625               0       17,312          39,313
                                           --------------------------------------------------------------------------------------

                                            ---------------
                                                (Column F)
                                            ---------------
                                              Category
                                            ---------------

                                                   100%
                                            ---------------
     Dollar Amounts in Thousands              Bil Mil Thou
-----------------------------------------------------------
Derivatives and Off-Balance Sheet items         RCFD B583
                                            ---------------
44.  Financial standby letter of credit___          5,399    44
                                            ---------------
45.  Performance standby letters of             RCFD B654
                                            ---------------
     of credit____________________________        104,805    45
                                            ---------------
46.  Commercial and similar letters             RCFD B659
                                            ---------------
     of credit____________________________          5,138    46
                                            ---------------
47.  Risk participations in bankers             -----------
     acceptances acquired by the                RCFD B663
                                                -----------
     reporting institution________________               0   47
                                            ---------------
                                                RCFD B668
                                            ---------------
48.  Securities lent______________________               0   48
                                            ---------------
49.  Retained recourse on small business        RCFD B673
                                            ---------------
     obligations sold with recourse_______               0   49
                                            ---------------
50.  Recourse and direct credit substitutes
     (other than financial standby letters
     of credit) subject to the law-level
     exposure rule and residual interest
                                                -----------
     subject to a dollar-for-dollar capital     RCFD B543
                                                -----------
     requirement__________________________               0   50
                                           ----------------
5.1. All other financial assets sold with       RCFD B680
                                           ----------------
     recourse_____________________________               0   51
                                           ----------------
52.  All other off-balance sheet                RCFD B686
                                           ----------------
     liabilities__________________________               0   52
                                           ----------------
53.  Unused commitments with an original        RCFD B691
                                           ----------------
     maturity exceeding one year__________      1,507,516    53
                                           ----------------


54.  Derivative contracts_________________                   54
                                           ----------------

______________
(1) Column A multiplied by credit conversion factor.
(2) For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor.
    For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.
(3) Or instutution-specific factor.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
-----------------------------------
Legal Title of Bank                                                    RC-24


FDIC Certificate Number - 05208                                        [34]

Schedule RC-R--Continued

                                                                       (Column C)       (Column D)       (Column E)       (Column F)
                                                                      --------------------------------------------------------------
                                                                                        Allocation by Risk Weight Category
                                                                      --------------------------------------------------------------
                                                                           0%             20%             50%             100%
                                                                      --------------------------------------------------------------
                                         Dollar Amounts in Thousands  Bil Mil Thou   Bil Mil Thou    Bil Mil Thou     Bil  Mil Thou
------------------------------------------------------------------------------------------------------------------------------------
Totals
                                                                      --------------------------------------------------------------
55.  Total assets, derivatives, and off-balance sheet items by          RCFD B696     RCFD B697       RCFD B698      RCFD B699
                                                                      --------------------------------------------------------------
     risk weight category (for each column, sum of items 43
     through 54)___________________________________________________     909,644      24,060,622      16,080,925    15,429,994     55
                                                                      ----------------------------------------------------------
56.  Risk weight factor____________________________________________        *0%           *20%             *50%          *100%     56
                                                                      ----------------------------------------------------------
57.  Risk-weighted assets by risk weight category (for each             RCFD B700    RCFD B701        RCFD B702     RCFD B703
                                                                      ----------------------------------------------------------
     column, Item 55 multiplied by item 56)________________________              0      4,812,124       8,040,463    15,429,994   57
                                                                      ----------------------------------------------------------
                                                                                                                     RCFD 1651
                                                                                                                    ------------
58.  Market risk equivalent assets_________________________________                                                           0   58
                                                                                                                    ------------
59.  Risk-weighted assets before deductions for excess allowance                                                     RCFD B704
                                                                                                                    ------------
     for loan and lease losses and allocated transfer risk reserve                                                   28,282,581   59
     (sum of item 57, columns C through F, and item 58)____________
                                                                                                                    ------------
                                                                                                                     RCFD A222
                                                                                                                    -------------
60.  LESS:  Excess allowance for loan and lease losses_____________                                                           0   60
                                                                                                                    ------------
                                                                                                                     RCFD 3128
                                                                                                                    ------------
61.  LESS: Allocated transfer risk reserve_________________________                                                           0   61
                                                                                                                    ------------
                                                                                                                     RCFD A223
                                                                                                                    ------------
62.  Total risk-weighted assets (item 59 minus items 60 and 61)____                                                   28,282,581  62
                                                                      ----------------------------------------------------------

Memoranda
                                                                              ----------------------------
                                            Dollar Amounts in Thousands        RCFD        Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------
1.   Current credit exposure across all derivative contracts covered
     by the risk-based capital standards______________________________         8764               42,602     M.1
                                                                              ----------------------------

                                                -------------------------------------------------------------------------------
                                                                  With a remaining maturity of
                                                -------------------------------------------------------------------------------

                                                              (Column A)                     (Column B)             (Column C)
                                                               One year                    Over one year               Over
                                                               or less                        through               five years
2.   Notional principal amounts of derivative                                               five years
                                                -------------------------------------------------------------------------------
     contracts:(1)                              RCFD  Tril Bil  Mil Thou  RCFD   Tril Bil  Mil Thou   RCFD   Tril Bil  Mil Thou
                                                -------------------------------------------------------------------------------
     a.   Interest rate contracts____________   3809            468,646   8766             954,718    8767          311,028    M.2.a
                                                -------------------------------------------------------------------------------
     B.   Foreign exchange contracts_________   3812                  0   8769                   0    8770                0    M.2.b
                                                -------------------------------------------------------------------------------
     c.   Gold contracts_____________________   8771                  0   8772                   0    8773                0    M.2.c
                                                -------------------------------------------------------------------------------
     d.   Other precious metals contracts____   8774                  0   8775                   0    8776                0    M.2.d
                                                -------------------------------------------------------------------------------
     e.   Other commodity contracts__________   8777             27,724   8778              15,096    8779                0    M.2.e
                                                -------------------------------------------------------------------------------
     f.   Equity derivative contracts________   A000                  0   A001                   0    A002                0    M.2.f
                                                -------------------------------------------------------------------------------

________

(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all future contracts.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------
Legal Title of Bank                                                    RC-25

FDIC Certificate Number - 05208                                        [35]

Schedule RC-S--Securitization and Asset Sale Activities

                               --------------------------------------------------------------------------------------------------
                                (Column A)    (Column B)   (Column C)     (Column D)  (Column E)     (Column F)    (Column G)
                                1-4 Family       Home        Credit          Auto       Other        Commercial     All Other
                                Residential     Equity        Card          Loans      Consumer    and Industrial   Loans and
                                   Loans        Loans      Receivables                  Loans           Loans       All Lesses
                               --------------------------------------------------------------------------------------------------
Dollar Amounts in Thousands    Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------------
Bank Securitization Activities
 1. Outstanding principal
    balance of assets sold and
    securitized by the reporting
    bank with servicing retained
    or with resource or other
                                 -----------------------------------------------------------------------------------------------
    seller-provided credit          RCFD B705     RCFD B706     RCFD B707     RCFD B708     RCFD B709      RCFD B710   RCFD B711
                                 -----------------------------------------------------------------------------------------------
    enhancements________________            0             0             0            50             0              0           0 1
                                 -----------------------------------------------------------------------------------------------
 2. Maximum amount of credit
    exposure arising from
    resource or other seller-
    provided credit enhancements
    provided to structure
    reported in Item 1 in the
    form of:
    a. Retained interest-only
                                 -----------------------------------------------------------------------------------------------
       strips (Included in          RCFD B712     RCFD B713     RCFD B714     RCFD B715     RCFD B716      RCFD B717   RCFD B718
                                 -----------------------------------------------------------------------------------------------
       Schedules RC-B or RC-F
       or in Schedule RC,
       Item 5)____                          0             0             0             0             0              0           0 2.a
                                 -----------------------------------------------------------------------------------------------
    b. Standby letters of credit,
                                 -----------------------------------------------------------------------------------------------
       subordinated securities,     RCFD B719     RCFD B720     RCFD B721     RCFD B722     RCFD B723      RCFD B724   RCFD B725
                                 -----------------------------------------------------------------------------------------------
       and other enhancements___            0             0             0             0             0              0           0 2.b
                                 -----------------------------------------------------------------------------------------------
 3. Reporting bank's unused
    commitments to provide
                                 -----------------------------------------------------------------------------------------------
    liquidity to structures         RCFD B726     RCFD B727     RCFD B728     RCFD B729     RCFD B730      RCFD B731   RCFD B732
                                 -----------------------------------------------------------------------------------------------
    reported in Item 1__________            0             0             0             0             0              0           0 3
                                 -----------------------------------------------------------------------------------------------
 4. Past due loan amounts
                                 -----------------------------------------------------------------------------------------------
    included in Item 1:             RCFD B733     RCFD B734     RCFD B735     RCFD B736     RCFD B737      RCFD B738   RCFD B739
                                 -----------------------------------------------------------------------------------------------
    a. 30-89 days past due______            0             0             0             0             0              0           0 4.a
                                 -----------------------------------------------------------------------------------------------
                                    RCFD B740     RCFD B741     RCFD B742     RCFD B743     RCFD B744      RCFD B745   RCFD B746
                                 -----------------------------------------------------------------------------------------------
    b. 90 days or more past
       due______________________            0             0             0             0             0              0           0 4.b
                                 -----------------------------------------------------------------------------------------------
 5. Charge-offs and recoveries
    on assets sold and
    securitized with servicing
    retained or with recourse or
    other seller-provided credit
    enhancements (calendar year-
                                 -----------------------------------------------------------------------------------------------
    to-date):                       RIAD B747     RIAD B748     RIAD B749     RIAD B750     RIAD B751      RIAD B752   RIAD B753
                                 -----------------------------------------------------------------------------------------------
    a. Charge-offs______________            0             0             0             0             0              0           0 5.a
                                 -----------------------------------------------------------------------------------------------
                                    RIAD B754     RIAD B755     RIAD B756     RIAD B757     RIAD B758      RIAD B759   RIAD B760
                                 -----------------------------------------------------------------------------------------------
    b. Recoveries_______________            0             0             0             0             0              0        05.6 5.b
                                 -----------------------------------------------------------------------------------------------

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
------------------------------------------------------
Legal Title of Bank                                                    RC-26

                                                                       [36]

FDIC Certificate Number - 05208

Schedule RC-S--Continued

                                      (Column A)   (Column B)   (Column C)  (Column D)   (Column E)    (Column F)    (Column G)
                                      1-4 Family      Home        Credit       Auto         Other      Commercial     All Other
                                      Residential    Equity        Card       Loans       Consumer   and Industrial   Loans and
                                        Loans         Loans     Receivables                 Loans         Loans      All Leases
                                     -------------------------------------------------------------------------------------------
Dollar Amounts in Thousands          Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou  Bil Mil Thou Bil Mil Thou Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------------
6. Amount of owership
   (or seller's) interest
                                                   ---------     ---------                               ---------
   carried as:                                     RCFD B761     RCFD B762                               RCFD B763
                                                   ---------     ---------                               ---------
   a. Securities (included in
      RC-B or RC, Item 5)____________                      0             0                                       0               6.a
                                                   ---------     ---------                               ---------
                                                   RCFD B500     RCFD B501                               RCFD B502
                                                   ---------     ---------                               ---------
   b. Loans (included in
      Schedule RC-C)_________________                      0             0                                       0               6.b
                                                   ---------     ---------                               ---------
7. Past due loan amounts included
   in interests reported in
   Item 6.a:                                       RCFD B764     RCFD B765                               RCFD B766
                                                   ---------     ---------                               ---------
   a. 30-89 days past due ___________                      0             0                                       0               7.a
                                                   ---------     ---------                               ---------
                                                   RCFD B757     RCFD B768                               RCFD B769
                                                   ---------     ---------                               ---------
   b. 90 days or more past due ______                      0             0                                       0               7.b
                                                   ---------     ---------                               ---------

8. Charge-offs and recoveries on
   loan amounts included in
   interests reported in
                                                   ---------     ---------                               ---------
   Item 6.a (calendar year-to-date):               RIAD B770     RIAD B771                               RIAD B772
                                                   ---------     ---------                               ---------
     a. Charge-offs _________________                      0             0                                       0               8.a
                                                   ---------     ---------                               ---------
     b. Recoveries __________________              RIAD B773     RIAD B774                               RIAD B775
                                                   ---------     ---------                               ---------
                                                           0             0                                       0               8.b
                                                   ---------     ---------                               ---------
For Securitization Facilities
Sponsored By or Otherwise Established
By Other Institutions

9. Maximum amount of credit exposure
   arising from credit enhancements
   provided by the reporting bank to
   other institutions' securitization
   structures in the form of standby
   letters of credit, purchased
                                         ---------------------------------------------------------------------------------------
   subordinated securities, and other    RCFD B776 RCFD B777     RCFD B778     RCFD B779    RCFD B780    RCFD B781     RCFD B782
                                         ---------------------------------------------------------------------------------------
   enhancements _____________________            0         0             0             0            0            0             0 9
                                         ---------------------------------------------------------------------------------------
10. Reporting bank's unused commitments
    to provide liquidity to other
    institutions' securitization          RCFD B783 RCFD B784     RCFD B785     RCFD B786    RCFD B787    RCFD B788     RCFD B789
                                          ---------------------------------------------------------------------------------------
    structures ______________________             0         0             0             0            0            0             0 10
                                          ---------------------------------------------------------------------------------------

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
------------------------------------------------                       RC-27
Legal Title of Bank


FDIC Certificate Number - 05208                                        [37]


Schedule RC-S--Continued

                              -------------------------------------------------------------------------------------------------
                              (Column A)     (Column B)     (Column C)    (Column D)   (Column E)     (Column F)     (Column G)
                              1-4 Family        Home          Credit         Auto         Other       Commercial     All Other
                              Residential      Equity          Card         Loans        Consumer   and Industrial   Loans and
                                Loans          Loans        Receivables                   Loans          Loans      All Leases
                              -------------------------------------------------------------------------------------------------
  Dollar Amounts in Thousands Bil Mil Thou  Bil Mil Thou   Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
Bank Asset Sales
11. Assets sold with recourse
    or other seller-provided  -------------------------------------------------------------------------------------------------
    credit enhancements and      RCFD B790      RCFD B791      RCFD B792    RCFD B793     RCFD B794     RCFD B795     RCFD B795
    not securitized by the    -------------------------------------------------------------------------------------------------
    reporting bank____________           0              0              0            0             0             0             0   11
                              -------------------------------------------------------------------------------------------------
12. Maximum amount of credit
    exposure arising from
    recourse or other seller
    -provided credit          -------------------------------------------------------------------------------------------------
    enhancements provided        RCFD B797      RCFD B798      RCFD B799    RCFD B800     RCFD B801      RCFD B802    RCFD B803
    to assets reported in     -------------------------------------------------------------------------------------------------
    Item 11___________________           0              0              0            0             0              0            0   12
                              ------------  ------------   ------------  ------------  ------------  ------------  ------------


Memoranda

                                                                                    -------------------
                                                         Dollar Amounts in Thousands  RCFD Bil Mil Thou
-------------------------------------------------------------------------------------------------------
1. Small Business obligations transferred with recourse under
   Section 208 of the Riegie Community Development and
   Regulatory Improvement Act of 1994:
                                                                                    -------------------
   a. Outstanding principal balance_________________________________________________  A249           0 M.1.a
                                                                                    -------------------
   b. Amount of retained recourse on these obligations as of
      the report date_______________________________________________________________  A250           0 M.1.b
                                                                                    -------------------
2. Outstanding principal balance of assets serviced for others:
                                                                                    -------------------
   a. 1-4 family residential mortgages serviced with recourse or
      other servicer-provided credit enhancements___________________________________  B804           0 M.2.a
                                                                                    -------------------
   b. 1-4 family residential mortgages serviced with no recourse
      or other servicer-provideed credit enhancements_______________________________  B805         181 M.2.b
                                                                                    -------------------
   c. Other financial assets (1)____________________________________________________  A591      56,617 M.2.c
                                                                                    -------------------
3. Asset-backed commercial paper conduits:
   a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letter credit, subordinated securities, and other enhancements:
                                                                                    -------------------
      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's
          holding company___________________________________________________________  B808           0 M.3.a.1
                                                                                    -------------------
      (2) conduits sponsored by other unrelated institutions________________________  B807           0 M.3.a.2
                                                                                    -------------------
   b. Unused commitments to provide liquidity to conduit structures:
                                                                                    -------------------
      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's
          holding company___________________________________________________________  B808           0 M.3.b.1
                                                                                    -------------------
      (2) Conduits sponsored by other unrelated institutions________________________  B809           0 M.3.b.2
                                                                                    -------------------

____________
(1) Memorandum Item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
------------------------------------------                             RC-28
Legal Title of Bank

FDIC Certificate Number-05208                                          [38]

Schedule RC-T--Fiduciary and Related Services

Items 12 through 23 and Memorandum item 4 will not be made available to the public on an individual institution basis.

                                                                                                            RCFD    YES/NO
                                                                                                           ----------------
1. Does the bank have fiduciary powers? (If "NO", do not complete Schedule RC-T.)                           A345     YES     1

                                                                                                            RCFD    YES/NO
                                                                                                           ----------------
2. Does the bank exercise the fiduciary powers it has been granted?                                         A346     YES     2

3. Does the institution have any fiduciary or related activity (in the form of assets or accounts)?         RCFD    YES/NO
                                                                                                           ----------------
  (If "NO," do not complete the rest of Schedule RC-T.)                                                     B667     YES    3


If the answer to item 3 is "YES", complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceeding calendar year must complete:

o    Items 4 through 19.a quarterly,

o    Items 20 through 23 annually with the December report, and

o    Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

o    Items 4 through 23 annually with the December report, and

o    Memorandum items 1 through 4 annually with the December report.


Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

o Items 4 through 11 annually with the December report, and

o Memorandum items 1 through 3 annually with the December report.

                                                          (Column A)        (Column B)         (Column C)        (Column D)
                                                           Managed          Non-Managed         Number of         Number of
                                                            Assets            Assets             Managed         Non-Managed
                                                                                                Accounts           Accounts
                                                     ---------------------------------------------------------------------------
               Dollar Amounts in Thousands           Tril/Bil/Mil/Thou   Tri1/Bil/Mil/Thou
               ---------------------------------------------------------------------------
FIDUCIARY AND RELATED ASSETS                              RCFD B868          RCFD B869          RCFD B870         RCFD B871

4. Personal trust and agency accounts                     6,562,691             716,699             7,687               198      4

5. Retirement related trust and agency accounts:          RCFD B872          RCFD B873          RCFD B874         RCFD B875

    a. Employee benefit-defined contribution                219,047           1,730,964                24               475      5.a

                                                          RCFD B876          RCFD B877          RCFD B878         RCFD B879

    b. Employee benefit-defined benefit                   2,238,583          13,016,465                29               299      5.b

                                                          RCFD B880          RCFD B881          RCFD B882         RCFD B883

    c. Other retirement accounts                          3,323,040          26,526,572             1,528             5,043      5.c

                                                          RCFD B884          RCFD B885          RCFD C001         RCFD C002

6. Corporate trust and agency accounts                      746,814          42,566,506                38            11,552      6

                                                          RCFD B886                             RCFD B888

7. Investment management agency accounts                    208,750                                   242                        7

                                                          RCFD B890          RCFD B891          RCFD B892         RCFD B893

8. Other fiduciary accounts                                  80,245              10,186                49                11      8


Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------
Legal Title of Bank                                                    RC-29

FDIC Certificate Number- 05208                                         [39]

Schedule RC-T--Continued

                                        (Column A)            (Column B)         (Column C)        (Column D)
                                          Managed             Non-Managed        Number of         Number of
                                          Assets                Assets            Managed         Non-Managed
                                                                                  Accounts          Accounts
                                        ---------------------------------------------------------------------
           Dollar Amounts in Thousands  Tril Bil Mil Thou  Tril Bil Mil Thou
----------------------------------------------------------------------------
FIDUCIARY AND RELATED
ASSETS--Continued
9.  Total fiduciary accounts                  RCFD B894           RCFD B895        RCFD B896         RCFD B897
    (sum of items 4 through 8)                  13,379,170          84,567,392          9,597              17,578 9
                                                                  RCFD B898                          RCFD B899
10. Custody and safekeeping accounts                               173,262,962                              3,165 10
11. Fiduciary accounts held in foreign        RCFN B900           RCFN B901        RCFN B902         RCFN B903
    ofices (included in items 9 and 10)                  0                   0              0                  0  11



                                                                  Dollar Amounts in Thousands RIAD  Bil  Mil Thou
-----------------------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED SERVICES INCOME
12. Personal trust and agency accounts                                                        B904         37,762 12
13. Retirement related trust and agency accounts:
    a. Employee benefit--defined contribution                                                 B905            933 13.a
    b. Employee benefit--defined benefit                                                      B906          7,462 13.b
    c. Other retirement accounts                                                              B907         10,260 13.c
14. Corporate trust and agency accounts                                                       A479         29,658 14
15. Investment management agency accounts                                                     B908         17,213 15
16. Other fiduciary accounts                                                                  A480         17,190 16
17. Custody and safekeeping accounts                                                          B909          6,264 17
18. Other fiduciary and related services income                                               B910          3,599 18
19. Total gross fiduciary and related services income (sum of items 12 through 18)
    (must equal Schedule RI, item 5.a)                                                        4070        130,341 19
    a. Fiduciary and related services income-foreign offices (included in item 19)  [B912]  0                     19.a
20. Less: Expenses                                                                            C058            N/A 20
21. Less: Net losses from fiduciary and related services                                      A488            N/A 21
22. Plus: Intracompany income credits for fiduciary and related services                      B911            N/A 22
23. Net fiduciary and related services income                                                 A491            N/A 23

                                                                                                      Managed
Memoranda                                                                                              Assets
                                                                  Dollar Amounts in Thousands RCFD  Bil  Mil Thou
-----------------------------------------------------------------------------------------------------------------
1. Managed assets held in personal trust and agency accounts:
   a. Non interest-bearing deposits                                                           B913            N/A M.1.a
   b. Interest-bearing deposits                                                               B914            N/A M.1.b
   c. U.S. Treasury and U.S. Government agency obligations                                    B915            N/A M.1.c
   d. State, county and municipal obligations                                                 B916            N/A M.1.d
   e. Money market mutual funds                                                               B917            N/A M.1.e
   f. Other short-term obligations                                                            B918            N/A M.1.f
   g. Other notes and bonds                                                                   B919            N/A M.1.g
   h. Common and preferred stocks                                                             B920            N/A M.1.h
   i. Real estate mortgages                                                                   B921            N/A M.1.i
   j. Real estate                                                                             B922            N/A M.1.j
   k. Miscellaneous assets                                                                    B923            N/A M.1.k
   l. Total assets of managed personal trust and agency accounts (sum of Memorandum
      items 1.a through 1.k)(must equal Schedule RC-T, item 4, column A)                      B868            N/A M.1.l

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------
Legal Title of Bank                                                    RC-30

FDIC Certificate Number- 05208                                         [40]

Schedule RC-T--Continued

Memoranda--Continued
                                                                                           (Column A)          (Column B)
                                                                                            Number of       Principal Amount
                                                                                             Issues            Outstanding
                                                                                      -----------------------------------------
                              Dollar Amounts in Thousands                             RCFD                RCFD  Bil  Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
2. Corporate trust and agency accounts:
   a. Corporate and municipal trusteeships                                            B927     N/A        B928            N/A  M.2.a
   b. Transfer agent, registrar, paying agent, and other corporate agency             B929     N/A                             M.2.b

                                                                                           (Column A)          (Column B)
                                                                                            Number of        Market Value of
                                                                                              Funds            Fund Assets
                                                                                      -----------------------------------------
                              Dollar Amounts in Thousands                             RCFD                RCFD  Bil  Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
3. Collective investment funds and common trust funds:
   a. Domestic equity                                                                 B931     N/A        B932            N/A  M.3.a
   b. International/Global equity                                                     B933     N/A        B934            N/A  M.3.b
   c. Stock/Bond blend                                                                B935     N/A        B936            N/A  M.3.c
   d. Taxable bond                                                                    B937     N/A        B938            N/A  M.3.d
   e. Municipal bond                                                                  B939     N/A        B940            N/A  M.3.e
   f. Short term investments/Money market                                             B941     N/A        B942            N/A  M.3.f
   g. Specialty/Other                                                                 B943     N/A        B944            N/A  M.3.g
   h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)     B945     N/A        B946            N/A  M.3.h

                                                                    (Column A)         (Column B)             (Column C)
                                                                    Gross Losses      Gross Losses            Recoveries
                                                                      Managed         Non-Managed
                                                                      Accounts          Accounts
                                                                   ------------------------------------------------------------
                        Dollar Amounts in Thousands                RIAD  Mil Thou     RIAD  Mil Thou      RIAD   Mil     Thou
-------------------------------------------------------------------------------------------------------------------------------
4. Fiduciary settlements, surcharges and other losses:
   a. Personal trust and agency accounts                           B947      N/A      B948     N/A        B949            N/A  M.4.a
   b. Retirement  related trust and agency accounts                B950      N/A      B951     N/A        B952            N/A  M.4.b
   c. Investment  management agency accounts                       B953      N/A      B954     N/A        B955            N/A  M.4.c
   d. Other fiduciary accounts and related services                B956      N/A      B957     N/A        8958            N/A  M.4.d
   e. Total fiduciary settlements, surcharges, and other losses
      (sum of Memorandum items 4.a through 4.d) (sum of
      columns A and B minus column C must equal
      Schedule RC-T, item 21)                                      B959      N/A      B960     N/A        B961            N/A  M.4.e

------------------------------------------------------------------------------------------------------------------------------------
Person to whom questions about Schedule RC-T--Fiduciary and Related Services should be directed:

        Karen B. Martin, Vice President
   -------------------------------------------------------------------------------------------------------------
        Name and Title (TEXT B962)

        karen.b.martin@wellsfargo.com
   -------------------------------------------------------------------------------------------------------------
        E-mail Address (TEXT B926)

        612-667-3975                                     612-667-3659
   --------------------------------------------------  ---------------------------------------------------------
        Telephone: Area code/phone number/extension (TEXT B96 FAX: Area code/phone number (TEXT B964)
------------------------------------------------------------------------------------------------------------------------------------

          Optional Narrative Statement Concerning the Amounts          FFIEC 031
            Reported in the Reports of Condition and Income            RC-31
                at close of business on June 30, 2002                  [41]


Wells Fargo Bank Minnesota, N.A.     Minneapolis          MN
--------------------------------     -----------        -----
      Legal Title of Bank               City            State


The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-T, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace in a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the trucnation of the statements exceeding 750-character limit described above.) THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

________________________________________________________________________________

X   = NO COMMENT Y = COMMENT_______________________________________  6979  X
BANK MANAGEMENT STATEMENT (please type or print clearly):
      TEXT (70) characters per line)
  6980________________________________________________________
      ________________________________________________________
      ________________________________________________________
      ________________________________________________________
      ________________________________________________________
      ________________________________________________________
      ________________________________________________________
      ________________________________________________________
      ________________________________________________________
      ________________________________________________________


______________________________________________________________________________
Signature of Executive Officer of Bank                  Date of Signature

                    THIS PAGE is TO BE COMPLETED BY All BANKS

Transmitted to EDS as 0197062 on 07/30/02 at 12:11:46 CST

                                                                            [42]
NAME AND ADDRESS OF BANK                     OMB No. For OCC: 1557-0061
Wells Fargo Bank
Minnesota, N.A.
Sixth Street and Marquette Avenue            OMB No. For FDIC: 3064-0052
Minneapolis, MN 55479                    OMB No. For Federal Reserve: 7100-0036
                                                Expiration Date: 3/31/2005

                                                    SPECIAL REPORT
                                            (Dollar Amounts in Thousands)

                                  CLOSE OF BUSINESS DATE       FDIC CERTIFICATE NUMBER
                                6/30/2002                               5208

LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

The following Information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a) (Excluded the first $15,000 of indebtedness of each executive officer under bank credit card plan.)

See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.


                                                                                            RCFD
a. Number of loans made to executive officers since the previous Call Report date            3581        0 a
b. Total dollar amount of above loans (in thousands of dollars)                              3582        0 b
c. Range of interest charged on above loans                                     From               To
   (example:9-3/4%=9.75)                                                   7701     0.00%    7702  0.00%   c






    /s/ Karen B. Martin, Vice President,                                         7/30/02
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT              DATE (Month, Day, Year)

FDIC 8040/53 (3-0l)